                                                                  EXECUTION COPY

                         RECEIVABLES PURCHASE AGREEMENT


                                  by and among


                             PETROBRAS FINANCE LTD.


                                       and


                      PETROLEO BRASILEIRO S.A. - PETROBRAS


                                       and


             U.S. BANK, NATIONAL ASSOCIATION, CAYMAN ISLANDS BRANCH,

                    solely in its capacity as trustee of the

                       PF EXPORT RECEIVABLES MASTER TRUST



                             dated December 21, 2001

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                                TABLE OF CONTENTS
                                -----------------

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ARTICLE I DEFINITIONS, CONSTRUCTION....................................................1
   1.01  Definitions...................................................................1
   1.02  Construction.................................................................15

ARTICLE II PURCHASE AND SALE..........................................................16
   2.01  Sale and Purchase of Rights to Receivables...................................16
   2.02  Designation of Receivables for Sale..........................................16
   2.03  Future Purchases of Rights to Qualified Receivables..........................18
   2.04  Sale of Purchased Receivables................................................18
   2.05  Certain Understandings Regarding the Purchased Receivables...................19

ARTICLE III REPRESENTATIONS, WARRANTIES AND AGREEMENTS................................19
   3.01  Representations and Warranties Relating to Receivables.......................19
   3.02  Representations and Warranties Relating to Specified Buyers and Notice
         and Consents.................................................................21
   3.03  General Representations and Warranties.......................................22
   3.04  Representations and Warranties of Petrobras..................................25

ARTICLE IV COVENANTS..................................................................25
   4.01  Covenants and Agreements of Petrobras Finance................................25
   4.02  Covenants and Agreements of Petrobras........................................33

ARTICLE V REPURCHASE OF RECEIVABLES, TERMINATION EVENTS,
         ACCUMULATION EVENTS AND ACCELERATION EVENTS..................................33
   5.01  Optional Repurchase of Receivables...........................................33
   5.02  Accumulation Events; Reserve Account.........................................35
   5.03  Acceleration Events..........................................................36
   5.04  Petrobras Finance Defaults...................................................36
   5.05  Effect of a Petrobras Finance Default or Other Termination Event.............37
   5.06  Disputed Receivables.........................................................38
   5.07  Adjustments..................................................................39

ARTICLE VI ADDITION OF SPECIFIED BUYERS...............................................39
   6.01  Addition and Other Modification..............................................39
   6.02  Effect of Addition or Other Modification.....................................39

ARTICLE VII PETROBRAS PERFORMANCE GUARANTY............................................39
   7.01  Guaranty.....................................................................39

ARTICLE VIII MISCELLANEOUS............................................................40
   8.01  Reimbursement................................................................40
   8.02  Rights Confined to Parties...................................................40
   8.03  Amendment or Waiver: Remedies Cumulative.....................................40
   8.04  Binding Upon Assigns.........................................................41
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                                      -i-

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
8.05     Waiver of Immunity; Submission to Jurisdiction; Agent...................41
8.06     Notices.................................................................42
8.07     Severability............................................................43
8.08     Governing Law...........................................................44
8.09     Use of English Language.................................................44
8.10     Judgment Currency.......................................................44
8.11     Counterparts............................................................44
8.12     Survival of Representations and Warranties..............................44
8.13     Certain Indemnities.....................................................44
8.14     Payments................................................................45
8.15     Liability of Trustee....................................................45
8.16     No Petition.............................................................46
8.17     Limited Recourse........................................................46

ANNEXES

ANNEX A  Scheduled Offtaker Receivables
ANNEX B  Scheduled Additional Purchased Receivables
ANNEX C  Scheduled Junior Certificate Payments
ANNEX D  Definitions of Bunker Fuel and Fuel Oil

EXHIBITS

EXHIBIT A-1    FORM OF NOTICE AND CONSENT FOR SPECIFIED BUYERS OF
               PETROBRAS FINANCE AND AFFILIATES IN THE U.S.
EXHIBIT A-2    FORM OF NOTICE AND CONSENT FOR SPECIFIED BUYERS OF
               PETROBRAS FINANCE AND AFFILIATES OUTSIDE THE U.S.
EXHIBIT A-3    FORM OF NOTICE AND CONSENT FOR SPECIFIED BUYERS
               OF U.S. SELLER
EXHIBIT B      FORM OF BUYER MODIFICATION NOTICE
EXHIBIT C      INITIAL SPECIFIED BUYERS
EXHIBIT D      FORM OF BUYER INSTRUCTION
EXHIBIT E      FORM OF GUARANTEE

         RECEIVABLES PURCHASE AGREEMENT dated December 21, 2001 (this "Agreement") among Petrobras Finance Ltd., an exempted company incorporated with limited liability organized and existing under the laws of the Cayman Islands (together with its successors and assigns, "Petrobras Finance"), Petroleo Brasileiro S.A. - PETROBRAS, a mixed capital company organized and existing under the laws of Brazil ("Petrobras"), and U.S. Bank, National Association, Cayman Islands Branch, acting solely as trustee on behalf of PF Export Receivables Master Trust, a trust established and existing under the laws of the Cayman Islands (together with its successors and assigns in such capacity, the "Trustee"). Unless the context otherwise requires, all defined terms used herein shall have the meaning given thereto in Article I.

                              W I T N E S S E T H:

         WHEREAS, Petrobras Finance and Petrobras have entered into the Prepayment Agreement and the Master Export Contract pursuant to which Petrobras has agreed to Sell, and Petrobras Finance has agreed to purchase, from time to time specified amounts of Eligible Products.

         WHEREAS, Petrobras Finance may from time to time purchase Eligible Products from Petrobras or Affiliates of Petrobras.

         WHEREAS, Petrobras Finance shall, from time to time, Sell Eligible Products to Buyers, Generating Receivables from such Buyers.

         WHEREAS, pursuant to the terms hereof, Petrobras Finance wishes to Sell, convey and transfer without recourse (except as expressly provided herein) to the Trustee on the Closing Date all of its present and future right, title and interest in, to and under certain Receivables, as specified herein, and may from time to time Sell to the Trustee its present and future right, title and interest in, to an under other Receivables.

         WHEREAS, pursuant to the Amended and Restated Trust Deed dated December 21, 2001 (the "Trust Deed") by and among the Trustee, PIFCo (as defined herein), as Servicer and Citibank, N.A., as Registrar, Paying Agent, Transfer Agent and Depositary Bank, the Trustee has issued the Senior Trust Certificates and the Junior Trust Certificates.

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and promises herein contained and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                            DEFINITIONS, CONSTRUCTION

         1.01 Definitions. The following terms (except as otherwise expressly provided or unless the context otherwise requires) for all purposes of this Agreement shall have the respective meanings hereinafter specified; provided, that capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Trust Deed.

                         Receivables Purchase Agreement

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                                      -2-

         "Acceleration Event" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Acceptable Letter of Credit" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Accumulation Event" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Additional Amounts" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Additional Purchased Receivables" shall have the meaning set forth in
Section 2.01(a).

         "Adjustment Amount" shall mean, with respect to any Receivable, any reductions or other adjustments to the amount of such Receivable as shown on the face of the Initial Invoice relating thereto made by Petrobras Finance upon, or prior to, the Generation of such Receivable.

         "Administrative Services Agreement" shall mean the agreement dated December 21, 2001 between Petrobras Finance and Petrobras pursuant to which Petrobras shall agree, among other things, to act as delivery and sales agent on behalf of Petrobras Finance and its successors in interest for the delivery and sale of Eligible Products to the Buyers.

         "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For the purposes of this definition, "control" shall mean the power to direct management and policies, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" shall mean this Agreement, as the same may be amended, modified or supplemented from time to time pursuant to Section 8.03.

         "Ambac" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Authorized Officer" shall mean (a) as to Petrobras, the Person or Persons authorized to act on behalf of Petrobras by its chief executive officer, president, chief operating officer, chief financial officer or any vice president or its board of directors or any other governing body of Petrobras,
(b) as to Petrobras Finance, any director, the president, any vice president or the secretary, and (c) as to the Trustee, any director, the president, any vice president or the secretary, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, in each case having direct responsibility for the administration of the transactions described herein and in the other Transaction Documents or, in each case, any other officer designated by any such party from time to time in an officer's certificate.

                         Receivables Purchase Agreement

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                                      -3-

         "Bankruptcy Event" shall mean with respect to:

               (a) the Trustee in its capacity as Trustee of the Trust, the occurrence of any of the following events:

                    (i) (A) the Trustee applies for or consents to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or administrator of itself or of all or a substantial part of the Trust Property, (B) the Trustee in relation to the Trust Property is generally unable to pay its debts as such debts become due, (C) the Trustee makes a general assignment for the benefit of its creditors, (D) the Trustee commences a voluntary case under the U.S. Bankruptcy Code (as now or hereafter in effect) or any similar provisions of the laws of the Cayman Islands in relation to the Trust Property, (E) the Trustee files a petition seeking to take advantage of any other law providing for the relief of debtors in relation to the Trust Property, (F) the Trustee commences or takes any action to facilitate a winding-up or liquidation of the Trust Property, (G) the Trustee fails to controvert in a timely or appropriate manner, or acquiesces in writing to, any petition filed against the Trust in an involuntary case under the U.S. Bankruptcy Code or any similar provisions of the laws of the Cayman Islands, (H) the Trustee takes any action under the laws of its jurisdiction of incorporation (or any other jurisdiction) in relation to the Trust Property analogous to any of the foregoing, or (I) the Trustee takes any corporate action for the purpose of effecting any of the foregoing; or

                    (ii) a proceeding or case shall be commenced, without the
               application or consent of the Trustee in any court of competent jurisdiction, seeking (A) the liquidation, reorganization, dissolution, winding-up, or composition or readjustment of the Trust's debts or the Trust's assets (including the Trust Property), (B) the appointment of a trustee, receiver, custodian, liquidator, administrator or the like of the Trust or of all or any substantial part of the Trust Property, or (C) similar relief in respect of the Trust, under any law providing for the relief of debtors and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of 45 days; or an order for relief shall be entered in an involuntary case under the U.S. Bankruptcy Code against the Trustee; or action under the laws of the jurisdiction of incorporation of the Trust (or any other jurisdiction) analogous to any of the foregoing shall be taken with respect to the Trustee and shall continue unstayed and in effect for any period of 45 consecutive days; and

               (b) Petrobras Finance, Petrobras and any Specified Buyer, the occurrence of any of the following events:

                    (i) any Person or entity (including any receiver, manager, administrator, statutory manager, fiduciary or other similar official) is appointed, or any Person commences any action to appoint any of the same, which action is not acquiesced in or to or is not discharged or stayed within 30 days of its commencement, with respect to any of the whole or any material part of the

                         Receivables Purchase Agreement

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                                      -4-

               undertaking, property, assets or revenues of such party (and, in the case of Petrobras, also any Material Subsidiary thereof);

                    (ii) any Person who holds a Lien on any material part of the undertaking, property, assets or revenues of such party (and, in the case of Petrobras, also any Material Subsidiary thereof) shall take any action to enforce such interest, except the Trustee;

                    (iii) such party (and, in the case of Petrobras, also any
               Material Subsidiary thereof) stops payment of, or is generally unable to pay, its debts as and when they become due or such party (and, in the case of Petrobras, also any Material Subsidiary thereof) ceases or threatens to cease to carry on its business except (A) a winding-up, dissolution or liquidation for the purpose of and followed by a consolidation, merger, conveyance or transfer (or in the case of Petrobras, a Material Subsidiary thereof, whereby the undertaking, business and assets of such Material Subsidiary are transferred to or otherwise vested in Petrobras) or the terms of which shall have been approved by a unanimous vote of the Controlling Party of each Series of the Senior Trust Certificates; or (B) in respect of Petrobras, a voluntary winding-up, dissolution or liquidation of a Material Subsidiary where there are surplus assets in such Material Subsidiary, and such surplus assets are paid to such party and/or any such Material Subsidiary thereof;

                    (iv) proceedings are initiated against such party (and, in the case of Petrobras, also any Material Subsidiary thereof) under any applicable bankruptcy, reorganization, insolvency, moratorium or intervention law or law with similar effect (including a "falencia" or "concordata" under Brazilian Law), or under any other law for the relief of, or relating to, debtors, and any such proceeding is not dismissed or stayed within 90 days after the initiation of such proceeding, or an administrator, receiver, trustee, intervener or assignee for the benefit of creditors (or other similar official) is appointed to take possession or control of part or all of the undertaking, property, revenues or assets of such party (and, in the case of Petrobras, also any Material Subsidiary thereof);

                    (v) such party (and, in the case of Petrobras, also any Material Subsidiary thereof) initiates or consents to proceedings relating to it under any applicable bankruptcy, reorganization, insolvency, moratorium or intervention law or law with similar effect, or under any other law for the relief of, or relating to, debtors, or makes or enters into a conveyance, assignment, arrangement or composition with or for the benefit of its creditors, or appoints or applies for the appointment of an administrator, receiver, trustee, intervener or assignee for the benefit of creditors (or other similar official) to take possession or control of the whole or any material part of its undertaking, property, revenues or assets, or takes any proceeding under any law for a readjustment or deferment of its indebtedness or any part of it; or

                         Receivables Purchase Agreement

                    (vi) either (A) an order is made or an effective resolution passed for the winding-up, dissolution or liquidation of such party (and, in the case of Petrobras, also any Material Subsidiary thereof), including a judicial order declaring or granting a "falencia" or "concordata" under Brazilian Law, or (B) such party (and, in the case of Petrobras, also any Material Subsidiary thereof) ceases or threatens to cease to carry on all or a material part of its businesses or operations (other than, in the case of both (A) and (B) in the circumstances referred to as exceptions in paragraph (iii) above).

         "Brazil" shall mean the Federative Republic of Brazil.

         "Bunker Fuel" has the meaning assigned to such term in Annex D.

         "Business Day" shall mean a day that is not a day on which banking institutions in New York, New York, London, England or the Cayman Islands, as applicable, are authorized or required by law or regulation to remain closed.

         "Buyer Modification Date" shall have the meaning provided in Section 6.01.

         "Buyer Modification Notice" shall have the meaning provided in Section 6.01.

         "Buyers" shall mean Specified Buyers and other buyers of Eligible Products from Petrobras Finance or the U.S. Seller.

         "Cayman Islands" shall mean the British Dependent Territory of the Cayman Islands.

         "Certificate Holders" shall mean, collectively, the holders of Senior Trust Certificates and Junior Trust Certificates.

         "Certified English Translation" shall mean, with respect to any certificate, report, notice or other document furnished by Petrobras Finance or Petrobras in a language other than English, an English translation of such certificate, report, notice or other document certified by an Authorized Officer of Petrobras Finance as being a translation that is accurate and complete in all material respects.

         "Closing Date" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Collection Account" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Collections" shall mean amounts paid in respect of Receivables by any obligor together with all amounts received in respect of the Related Property, in the form of cash, checks, wire transfers and any other form of cash payment.

         "Commercial Contracts" shall mean collectively, this Agreement, the Master Export Contract, the Prepayment Agreement, the Offtake Contract, the Product Sale Agreement, the

                         Receivables Purchase Agreement

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                                      -6-

Administrative Services Agreement, the Servicing Agreement and the Notice and Consents (including any Trustee notices delivered to the Specified Buyers).

         "Controlling Party" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Current Adjustment" shall mean, with respect to any Initial Invoice giving rise to a Receivable in respect of a Sale by Petrobras Finance of Eligible Products to any Buyer, any credit memorandum or any other setoff, counterclaim, dispute, defense, right of rescission, reduction or other form of negative adjustment (other than (a) any Adjustment Amount resulting from a credit granted to the Buyer at or prior to the time such Receivable is Generated or (b) any such adjustment which may not be deducted or set off from the amount payable by such Buyer with respect to such Receivable but either (i) entitles such Buyer to an Adjustment Amount with respect to a future Sale by Petrobras of Eligible Products to such Buyer or (ii) is to be paid directly to such Buyer by the Servicer or an Affiliate of Petrobras Finance without any right of reimbursement or contribution by Petrobras Finance or against such Receivable).

         "Default Interest" shall mean any late payment or default interest or finance charges assessed against or payable by any Buyer for failure to pay the full Net Invoice Amount of any Receivable on or prior to the due date thereof.

         "Defaulted Receivable" shall mean a Purchased Receivable the Net Invoice Amount of which (as adjusted as permitted under this Agreement) or any part thereof that has not been paid on or before the date which is 180 days after the last day on which such Receivable or part thereof is payable in accordance with its original stated term or, if earlier, the date such Receivable or part thereof is otherwise written off by the Servicer as uncollectable in accordance with its customary practices.

         "Delinquent Receivable" shall mean a Receivable the Net Invoice Amount of which (as adjusted as permitted hereunder) has not been paid on or before the date which is 30 days after the last day on which such Receivable is payable in accordance with its original stated term. Notwithstanding anything herein or in any other Transaction Document to the contrary, a Receivable evidenced by an invoice payable "at sight" shall, solely for the purpose of this definition of Delinquent Receivable, be deemed payable on the date which is 30 days after the date of such invoice.

         "Depositary Agreement" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Dollars" or "$" or "U.S.$" or "U.S. Dollars" shall mean the lawful currency of the United States of America.

         "Eligible Investments" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Eligible Products" shall mean Heavy Fuel Oil and, in certain circumstances and subject to certain terms and conditions set forth in Section
2.06 of the Master Export Contract, other oil products, including gasoline and crude oil. No Sale of such other oil products shall be deemed to

                         Receivables Purchase Agreement
be made to Specified Buyers until the Notice and Consent to which the relevant Specified Buyer is a party has been executed or amended to include such other oil products as Eligible Products thereunder.

         "Enhancers" shall mean, collectively, XLCA, MBIA, and Ambac as issuers of the Financial Guaranty Insurance Policies covering Series A-1 and A-2 Senior Trust Certificates, Series B Senior Trust Certificates and Series C Senior Trust Certificates, respectively, and any other issuers of Financial Guaranty Insurance Policies issued in respect of any additional Series of Senior Trust Certificates.

         "Final Scheduled Principal Payment Date" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Financial Guaranty Insurance Policy" shall mean an insurance policy providing a full financial guarantee of one or more Series of the Senior Trust Certificates.

         "Fuel Oil" shall have the meaning assigned to such term in Annex D.

         "Generation" shall mean, with respect to any Receivable of a Buyer, the act and moment on which such Receivable first becomes an obligation of such Buyer to pay Petrobras Finance, which act and moment occurs on the date of the invoicing of the corresponding Eligible Product. "Generate" and "Generated" shall have a correlative meaning. "Ungenerated" or "to be Generated" shall mean a Receivable that, as of any date, has not yet been Generated.

         "Guaranteed Obligations" shall have the meaning set forth in Section 7.01(a).

         "Guaranty Premiums" shall mean all premiums payable under the Financial Guaranty Insurance Policies.

         "Heavy Fuel Oil" shall mean, collectively, Bunker Fuel and Fuel Oil.

         "Incipient Offtaker Payment Default" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Indemnified Cost" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Indemnified Taxes" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Initial Invoice" shall mean with respect to any Sale of Eligible Products to a Buyer by Petrobras Finance, the initial invoice rendered to such Buyer by or on behalf of Petrobras Finance with respect to such Sale, regardless of whether such invoice is characterized as "provisional" or "final".

         "Investment Grade Rating" shall have the meaning assigned to such term in Annex A of the Trust Deed.

                         Receivables Purchase Agreement

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                                      -8-

         "Junior Certificate Interest" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Junior Trust Certificates" shall mean the Junior Trust Certificates representing the junior subordinated beneficial interests in the property of the Trust issued from time to time pursuant to the Trust Deed.

         "Lien" shall mean any mortgage, pledge, security interest, assignment, encumbrance, lien or charge or any similar agreement of any kind (including any agreement to give any of the foregoing, or any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

         "Master Export Contract" shall mean the contract dated December 21, 2001 entered into between Petrobras and Petrobras Finance pursuant to which Petrobras agrees, among other things, to Sell Eligible Products to Petrobras Finance over a term equal to that of the Senior Trust Certificates.

         "Material Adverse Effect" shall mean any event, circumstance, occurrence or condition which has caused, as of any date of determination, a material and adverse effect on (a) the business, assets or financial condition of the Trustee, Petrobras Finance, the U.S. Seller, the Servicer or Petrobras, as the case may be, (b) the ability of the Trustee, Petrobras Finance, the U.S. Seller, the Servicer or Petrobras, as the case may be, to perform its material obligations under the Transaction Documents to which such Person is a party, (c) the validity or enforceability of any of the Transaction Documents or the ability of the Senior Certificate Holders, the Enhancers, the Trustee or Petrobras Finance to enforce any of their rights or remedies thereunder or (d) the validity, priority or enforceability of the interests created or purportedly created pursuant to the Senior Trust Certificate Documents or (e) the Generation or collectibility of Purchased Receivables, taken as a whole.

         "Material Subsidiary" shall mean a subsidiary of Petrobras with total assets of more than U.S.$100,000,000 (or its equivalent in another currency), as reflected in the most recent consolidated financial statements of Petrobras.

         "Maximum Scheduled Senior Payment Amount" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "MBIA" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Monthly Delivery Period" means the first twenty-one (21) days of each Monthly Period; provided that in each Monthly Period ending on a day before a Payment Date, the Monthly Delivery Period shall be the first eighteen (18) days of such Monthly Period.

         "Monthly Payment Date" means the twenty-fifth (25/th/) day of each Monthly Period (or, in the case of the first Monthly Period, January 25, 2002) and if such day is not a Business Day in New York, New York, the next succeeding Business Day in that city.

                         Receivables Purchase Agreement

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                                      -9-

         "Monthly Period" means the period beginning on the Closing Date and ending on February 1, 2002 and thereafter each period beginning on the first day of each calendar month and ending on the last day of such calendar month.

         "Net Invoice Amount" shall mean, with respect to any Receivable of a Buyer, the amount set forth on the face of the Initial Invoice with respect to the Eligible Product Sold to such Buyer that Generated such Receivable as the amount payable by such Buyer with respect to such Sale (after giving effect to any Adjustment Amount shown on the face of such invoice).

         "Notice and Consent" shall mean, with respect to each Specified Buyer, the Notice and Consent among such Specified Buyer and Petrobras, Petrobras Finance and the U.S. Seller, as applicable, and the Trustee in substantially the form of Exhibit A-1, A-2 or A-3 hereto, as applicable.

         "Offtake Contract" shall mean the agreement dated December 21, 2001 between Petrobras Finance and the Offtaker and in respect of any additional issuances of Series of Senior Trust Certificates, any other offtake agreement, pursuant to which, in each case, Petrobras Finance will agree to Sell, and the Offtaker will agree to buy, Eligible Products and, if applicable, any hedging arrangements entered into in connection with such other offtake agreement; provided, however, that if a hedging arrangement is in a form other than an offtake agreement, it must be in form and substance satisfactory to the Enhancers.

         "Offtaker" shall mean, collectively, Citibank N.A. and any other offtaker that enters into an Offtake Contract, which offtaker (including any counterparty entering into hedging arrangements with respect to an Offtake Contract) is rated at least A2 by Moody's and is rated at least A by S&P.

         "Offtaker Receivables" shall have the meaning set forth in Section 2.01(a).

         "Optional Prepayment Price" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "PAI" shall mean Petrobras America, Inc., a subsidiary of Petrobras that is 99.99% indirectly owned by Petrobras and is formed under the laws of the State of Delaware.

         "Paying Agent" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Payment Date" shall mean, with respect to the Senior Trust Certificates, each of March 1, June 1, September 1 and December 1, and with respect to the payment of principal of, and the payment of interest on, the Senior Trust Certificates, beginning on the respective dates set forth on each Senior Trust Certificate of such Series.

         "Person" shall mean an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

         "Petrobras" shall have the meaning set forth in the recitals hereto.

                         Receivables Purchase Agreement

         "Petrobras Finance" shall have the meaning set forth in the recitals hereto.

         "Petrobras Finance Account" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Petrobras Finance Default" shall have the meaning set forth in Section 5.04.

         "PIFCo" means Petrobras International Finance Company, a wholly-owned subsidiary of Petrobras incorporated and existing under the law of the Cayman Islands.

         "Prepaid Oil Products" shall have the meaning assigned to such term in the Prepayment Agreement.

         "Prepayment Agreement" shall mean the agreement dated as of December 21, 2001 between Petrobras Finance and Petrobras pursuant to which Petrobras Finance agrees to pay to Petrobras the Prepayment Amount as consideration for the sale by Petrobras to Petrobras Finance of the Prepaid Oil Products under the Master Export Contract.

         "Prepayment Amount" shall mean the amount that Petrobras Finance will pay to Petrobras as a purchase price under the Prepayment Agreement. The Prepayment Amount is U.S.$750,000,000.

         "Prepayment Fraction" shall have the meaning set forth in Section 5.01(a).

         "Process Agent" shall have the meaning set forth in Section 8.05(c).

         "Product Sale Agreement" shall mean the Product Sale Agreement dated December 21, 2001 between Petrobras Finance and the U.S. Seller, under which, among other things, the U.S. Seller may from time to time purchase from Petrobras Finance Eligible Products intended for resale to Buyers primarily in the United States.

         "Purchased Receivables" shall have the meaning set forth in Section 2.01(a).

         "Qualified Receivable" shall mean any Receivable that (a) upon delivery of the Initial Invoice to the Buyer, which shall occur by no later than two days prior to the date on which such Receivable shall be due and payable, (i) shall be denominated in U.S. Dollars, (ii) shall be the legal, valid and binding obligation of such Buyer and in full force and effect, enforceable against such Buyer in accordance with its terms, free and clear of any Lien other than Liens created pursuant to the Transaction Documents, (iii) shall be an obligation to pay a sum certain and not subject to a Current Adjustment, (iv) is created in compliance in all material respects with, and which, at the time of the Generation of such Receivable, does not contravene in any material respect, any applicable Requirements of Law, (v) is the obligation of a Buyer who has received a written instruction from Petrobras Finance or the U.S. Seller substantially in the form of Exhibit D hereto, (vi) is not, at the time it is created, subject to any proceedings or investigations pending or threatened that adversely affect its payment or enforceability and (vii) is not the obligation of a Buyer that at such time is the obligor in respect of a Delinquent Receivable (which, solely for purposes of this definition, means a Receivable, the Net Invoice Amount of which has not been paid on or before the date which is fifteen days after the last day on which

                         Receivables Purchase Agreement
such Receivable is payable in accordance with its original stated term) or a Defaulted Receivable or is otherwise subject to an event of the type described in the definition of "Bankruptcy Event" herein and (b) is required to be paid in full no later than thirty (30) days, or in the case of the U.S. Seller as provided in Section 2.1(e) of the Product Sale Agreement (or any longer period of up to 90 days that becomes the prevailing practice in the international oil business, as indicated by a notice from the Servicer to Petrobras Finance and the Trustee) after the date of the bill of lading or the bunker delivery receipt with respect to the shipment to which such Receivable relates, whether or not such Receivable is actually paid during such period; provided that, Controlling Parties representing 100% of the aggregate principal amount of all outstanding Senior Trust Certificates may waive any or all of the above conditions without further action, notice or other requirement of any kind.

         "Quarterly Delivery Period" shall mean (a) the period commencing on the Closing Date and ending on the date immediately preceding the first Payment Date and (b) thereafter, each period commencing on a Payment Date and ending on the day immediately preceding the next following Payment Date.

         "Quarterly Senior Payment Amount" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Rating Affirmation" shall mean, with respect to any outstanding Series of Senior Trust Certificates, a confirmation in writing from each of the Rating Agencies of its rating at a level at least equal to the then current rating of the Senior Trust Certificates of such Series (or in the case of any Series insured by a Financial Guaranty Insurance Policy, its rating without giving effect to such Policy) and in any event, at a level at least equal to an Investment Grade Rating.

         "Rating Agencies" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Receivables" shall mean, with respect to any Buyer, the indebtedness, payment obligations and accounts receivable owed or to be owed by such Buyer to Petrobras Finance arising from the Sale from time to time of Eligible Products to such Buyer by Petrobras Finance in the ordinary course of business, together with (i) all of the rights and benefits, remedies and damages (including, without limitation, Default Interest and all rights of rescission, replevin or reclamation) which may arise from any of the foregoing, all accounts (as defined under the UCC), general intangibles (as defined under the UCC) and contract rights associated with such Receivables and contract rights associated with any of the foregoing, (ii) any Related Property, and (iii) all Collections arising out of any of the foregoing.

         "Registrar" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Related Property" shall mean, with respect to each Receivable, (i) any interest of Petrobras Finance in the Eligible Products the Sale of which gave rise to such Receivable, (ii) any Liens and property subject thereto from time to time securing payment of such Receivable, whether pursuant to any contract or instrument relating to such Receivable or otherwise, and (iii) any guarantees, insurance, letters of credit and other agreements or arrangements of whatever character from time to time supporting or securing payment of such

                         Receivables Purchase Agreement

Receivable pursuant to any contract or instrument relating to such Receivable or otherwise, and any rights or remedies arising under any such contract relating to such Receivables, including in the case of clauses (ii) and (iii), without limitation, pursuant to any obligations evidenced by an account, contract, security agreement, chattel paper, general intangible or other evidence of indebtedness or security.

         "Required Offtake Quantity" shall mean, for any Monthly Delivery Period under the Offtake Contract, such quantity of Eligible Products as is required to generate proceeds equal to 1.1 times the scheduled amount for such Monthly Period set forth on Annex A to the Offtake Contract (such amounts representing one-third of the aggregate amount of the principal and interest on the Senior Trust Certificates, Guaranty Premiums and administrative fees and expenses of the Trustee scheduled to be paid in respect of the Senior Certificates during the then current Quarterly Delivery Period).

         "Requirements of Law" shall mean, as to any Person, the certificate of incorporation and bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Reserve Account" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Reserve Account Cap" shall mean, on any Payment Date, an amount equal to the Quarterly Senior Payment Amount scheduled or otherwise known to be payable on the next following Payment Date. For this purpose, unscheduled amounts shall be deemed to be known to be payable to the extent that the Trustee has received a certificate from the Servicer to that effect.

         "Retention Account" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "RPA Termination Price" shall have the meaning set forth in Section
5.05.

         "Sale" shall mean the absolute and unconditional sale, assignment, transfer or disposition (and not by way of charge or security), and with respect to Receivables which have been Generated, the absolute and unconditional sale, transfer and disposition (and not by way of charge or security) of such Receivables, and, with respect to Receivables to be Generated, the absolute and unconditional sale, transfer and disposition (other than by way of charge or security) of the right to such amount of Receivables. "Sell" and "Sold" shall have correlative meanings.

         "Senior Certificate Holders" shall mean the holders of the Senior Trust Certificates.

         "Senior Certificate Interest" shall have the meaning assigned to such term in Annex A of the Trust Deed.

                         Receivables Purchase Agreement

         "Senior Trust Certificate Documents" shall mean, collectively, the Senior Trust Certificates, the Trust Deed, the Trust Administration Agreement, the Purchase Agreement, the Financial Guaranty Insurance Policies, the Insurance and Reimbursement Agreements, the Indemnification Agreements, the Depositary Agreement, the U.S. Seller Account Agreement, the Notice and Consents and other related documents.

         "Senior Trust Certificates" shall mean the senior trust certificates representing senior beneficial interests in the property of the Trust that are issued from time to time pursuant to the Trust Deed.

         "Series" shall mean any issue of Trust Certificates made in accordance with the Trust Deed and any supplemental Trust Deed on or after the Closing Date.

         "Servicer" shall mean PIFCo, in such capacity under the Servicing Agreement.

         "Servicing Agreement" shall mean the agreement dated December 21, 2001 among Petrobras, the Servicer, the Trustee and Petrobras Finance pursuant to which the Servicer will agree, among other things, to service, manage, administer and collect the Receivables for the benefit of the Trustee and Petrobras Finance.

         "Specified Buyers" shall mean, at any time, the Offtaker, the U.S. Seller and other Buyers of Eligible Products that have entered, or will, from time to time enter into Notice and Consents. No Buyer shall be considered a Specified Buyer for the purposes of the Transaction Documents unless the Notice and Consent to which it is a party (a) is valid, binding and enforceable against it in the jurisdiction in which its principal place of business is located and
(b) does not contravene or violate in any material respect any law, rule or regulation of such jurisdiction applicable to it.

         "Specified Event" shall have the meaning set forth in Annex A of the Trust Deed.

         "Supplemental Purchased Receivables" shall have the meaning set forth in Section 2.01(a) of this Agreement.

         "Tax" or "Taxes" shall mean any tax, duty, levy, impost, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) of any nature imposed by the United States, the Cayman Islands or Brazil or any jurisdiction from or through which payment is made, or any political subdivision of such jurisdiction.

         "Tax Indemnification Fee" shall mean an amount equal to $200,000.

         "Tax Prepayment Price" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Termination Event" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Transaction Documents" shall mean collectively, the Commercial Contracts and the Senior Trust Certificate Documents.

                         Receivables Purchase Agreement

         "Transfer Agent" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Trust" shall mean the PF Export Receivables Master Trust that is governed and constituted in accordance with the laws of the Cayman Islands and the Trust Deed.

         "Trust Accounts" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Trust Administration Agreement" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "Trust Certificates" shall mean the Senior Trust Certificates and Junior Trust Certificates issued from time to time pursuant to the Trust Deed.

         "Trust Deed" shall have the meaning set forth in the recitals hereto.

         "Trustee" shall have the meaning set forth in the recitals hereto, and wherever used in this Agreement, "Trustee" shall be construed to mean in each case, the Trustee acting solely in its capacity as Trustee of the Trust.

         "Trust Property" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time.

         "U.S. Bankruptcy Code" shall mean Title 11 of the United States Code or any similar federal or state law for the relief of debtors.

         "U.S. GAAP" shall mean generally accepted accounting principles of the United States.

         "U.S. Seller" shall mean initially PAI, and thereafter any trading entity that assumes all of PAI's rights and obligations under (or enters into an agreement with Petrobras Finance on substantially the same terms and conditions
as) the Product Sale Agreement in accordance with, and subject to the conditions set forth in, the Trust Deed and which entity is (A) a direct or indirect subsidiary of Petrobras that is at least 99% owned by Petrobras, (B) organized and based in the United States, (C) solvent (meaning that it has reasonably sufficient capital to operate its business, or expected business, for the reasonably foreseeable future) and (D) engaged exclusively in the business of marketing and selling petroleum-based products produced primarily in Brazil and duly qualified and licensed to do business in any jurisdiction in which the nature of its business so requires, unless each of the Rating Agencies issues a Rating Affirmation and each Enhancer with an outstanding Series of Senior Trust Certificates consents (such consent not to be unreasonably withheld).

         "U.S. Seller Account" shall have the meaning assigned to such term in Annex A of the Trust Deed.

                         Receivables Purchase Agreement

         "U.S. Seller Account Agreement" shall have the meaning ascribed to such term in Annex A of the Trust Deed.

         "United States of America," "United States" and "U.S." shall mean the United States of America and the territories and possessions thereof.

         "XLCA" shall have the meaning assigned to such term in Annex A of the Trust Deed.

         1.02 Construction.

         (a) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

         (b) The meanings given to terms used herein shall be equally applicable to both the singular and plural forms of such terms.

         (c) References in this Agreement to any statute, law, decree, regulation or other applicable law shall be construed as a reference to such statute, law, decree, regulation or other applicable law as re-enacted, redesignated, amended or extended from time to time, except as otherwise provided in this Agreement.

         (d) References in this Agreement to any Transaction Document or any other document or agreement shall be deemed to include references to such Transaction Document or such other document or agreement as amended, varied, supplemented or replaced from time to time in accordance with the terms of such Transaction Document, document or agreement and this Agreement and to include any appendices, schedules, exhibits, supplements, clarification letters, side letters and disclosure letters executed in connection therewith.

         (e) References to any Person or Persons shall be construed as a reference to any successors or assigns of such Person or Persons to the extent permitted under this Agreement and, in the case of any governmental authority, any Person succeeding to its functions and capacities.

         (f) The Table of Contents hereto and the Article and Section headings herein are for convenience only and shall not affect the construction hereof.

         (g) Any report, document, officer's certificate or any other instrument delivered hereunder which does not conform to the requirements hereof shall be deemed nonconforming and shall not relieve the Person delivering such non-conforming report, document, officer's certificate or instrument from its obligations to deliver a conforming report, document, officer's certificate or instrument.

                         Receivables Purchase Agreement

                                   ARTICLE II

                                PURCHASE AND SALE

         2.01 Sale and Purchase of Rights to Receivables.

         (a) Subject to the terms and conditions of this Agreement, Petrobras Finance hereby Sells, conveys and transfers without recourse (except as expressly provided herein), and the Trustee shall purchase, all of the present and future right, title and interest of Petrobras Finance in, to and under a designated value of Qualified Receivables (the "Purchased Receivables") to be Generated in each Quarterly Delivery Period. The Purchased Receivables in the aggregate shall be comprised of (i) Qualified Receivables to be Generated by the Sale of Eligible Products to the Offtaker in each Quarterly Period under the Offtake Contract ("Offtaker Receivables"), in the respective amounts for the respective Quarterly Delivery Periods designated in Annex A attached hereto,
(ii) Qualified Receivables, other than the Offtaker Receivables, to be Generated by the Sale of Eligible Products to Buyers other than the Offtaker in each Quarterly Delivery Periods in the respective amounts for the respective Quarterly Delivery Periods designated in Annex B attached hereto (such Qualified Receivables, together with the Qualified Receivables purchased by the Trustee pursuant to Section 2.03(a), are collectively the "Additional Purchased Receivables") and (iii) Qualified Receivables to be Generated by the Sale of Eligible Products to Buyers other than the Offtaker that are designated for Sale to the Trustee from time to time as provided herein in an amount equal to any Additional Amounts, Indemnified Taxes and Indemnified Costs incurred by the Trustee ("Supplemental Purchased Receivables").

         (b) On the Closing Date, the Trustee shall as consideration for the transfer by Petrobras Finance of the right to the Offtaker Receivables and Additional Purchased Receivables, issue to Petrobras Finance U.S.$750,000,000 principal amount of Senior Trust Certificates and U.S.$150,000,000 principal amount of Junior Trust Certificates.

         (c) As consideration for the Sale by Petrobras Finance of the right to the Supplemental Purchased Receivables, Petrobras Finance and the Trustee have agreed that the amount of the Additional Purchased Receivables that would have otherwise have been set forth on Annex B hereto shall be reduced by an amount equal to the Tax Indemnification Fee.

         2.02 Designation of Receivables for Sale.

         (a) (i) In each Monthly Period, Offtaker Receivables Generated by the Sale of Eligible Products by Petrobras Finance shall be automatically designated for Sale to the Trustee, beginning with the first Offtaker Receivable Generated in such Monthly Period and continuing with each Offtaker Receivable subsequently Generated, until the aggregate amount of Offtaker Receivables so Generated shall equal the amount specified in Annex A hereto for such Monthly Period.

              (ii) In the event that the Offtaker assigns to any other
         Person, in accordance with the terms of the Offtake Contract, its right to receive all (but not less than all) of the Required Offtake Quantity to be delivered by Petrobras Finance under the Offtake Contract in any Monthly Period, then, immediately upon payment by such Person into the

                         Receivables Purchase Agreement

         Collection Account of an amount at least equal to the total purchase price that, but for such assignment, would have been payable by the Offtaker to Petrobras Finance under the Offtake Contract for such Required Offtake Quantity, Offtaker Receivables in an amount equal to such Required Offtake Quantity shall be deemed to have been designated for Sale, and Sold, to the Trustee hereunder and the amount so paid into the Collection Account shall be deemed to be Collections in respect of such Offtaker Receivables.

         (b) In each Quarterly Delivery Period, Qualified Receivables Generated by Petrobras Finance (other than Offtaker Receivables) shall be automatically designated for Sale to the Trustee as Additional Purchased Receivables or Supplemental Purchased Receivables, as the case may be, beginning with the first such Qualified Receivable Generated in such Quarterly Delivery Period or, in the case of Supplemental Purchased Receivables, on the day following the date that the Servicer has notified Petrobras Finance and the Trustee of any Additional Amounts, Indemnified Taxes or Indemnified Costs that have been incurred (or are anticipated to be due and payable by the Trustee on or prior to the next following Payment Date), and continuing with each Qualified Receivable subsequently Generated, until the aggregate amount of such Qualified Receivables so Generated shall at least equal the sum of:

              (i) the amount specified in Annex B attached hereto for such Quarterly Delivery Period;

              (ii) the amount of Additional Amounts and all costs, expenses and Taxes constituting Indemnified Costs or Indemnified Taxes notified by the Servicer to Petrobras Finance and the Trustee which are anticipated to be due and payable by the Trustee on or prior to the next following Payment Date;

              (iii) the amount of Qualified Receivables that were required to be designated for Sale to the Trustee in prior Quarterly Delivery Periods pursuant to the foregoing clauses (i) and (ii), but were not Generated in such prior periods; and

              (iv) the amount, if any, of Additional Amounts and any costs, expenses and Taxes constituting Indemnified Costs or Indemnified Taxes notified by the Servicer to Petrobras Finance and the Trustee which are due and payable by the Trustee from prior Quarterly Delivery Periods in respect of which Qualified Receivables have not theretofore been designated for Sale to the Trustee.

         (c) In the Quarterly Delivery Period ending on the Final Payment Date for each Series of Junior Trust Certificates, once all Qualified Receivables required to be designated for Sale to the Trustee pursuant to Section 2.02(b) for such Quarterly Delivery Period have been so designated, Petrobras Finance shall designate for Sale to the Trustee Qualified Receivables (other than Offtaker Receivables) having an aggregate face amount equal to the aggregate amount of all Additional Purchased Receivables theretofore purchased by the Trustee pursuant to Section 2.03(a), beginning with the first Qualified Receivable Generated after having complied with Section 2.02(b) hereof in such Quarterly Delivery Period, and continuing with each Qualified Receivable subsequently Generated, until the aggregate amount of such Additional

                         Receivables Purchase Agreement

Purchased Receivables so Generated shall at least equal the aggregate amount purchased pursuant to Section 2.03(a).

         2.03 Future Purchases of Rights to Qualified Receivables.

         (a) On each Payment Date, in exchange for the payment received from the Trustee on such Payment Date pursuant to Clause Second of Section 5.06(b) of the Trust Deed, Petrobras Finance shall Sell to the Trustee, without recourse, all of its present and future right, title and interest in, to and under Qualified Receivables to be Generated in the future having a face amount equal to the amount of such payment paid to Petrobras Finance on such Payment Date, provided, however, that the aggregate face amount of all Qualified Receivables purchased by the Trustee pursuant to this Section 2.03(a) shall not exceed, on any Payment Date, the aggregate amount of such purchases scheduled to be made on or prior to such Payment Date set forth on Annex C hereto.

         (b) Upon the release of any amount from the Retention Account in accordance with Section 9.10(d) of the Trust Deed, the Trustee shall pay to Petrobras Finance such amount, as consideration for the Sale to the Trustee, without recourse, of all of the present and future right, title and interest in, to and under Offtaker Receivables and Additional Purchased Receivables to be Generated having a face amount equal to the amount so paid to Petrobras Finance. Any rights to Offtaker Receivables and Additional Purchased Receivables purchased pursuant to this clause (b) shall be automatically designated for Sale to the Trustee in accordance with Section 2.02(c) and the schedule set forth in Annex A and Annex B hereto, to the extent that delivery of the rights to Additional Purchased Receivables sold pursuant to Section 2.03(a) or such scheduled Offtaker Receivables and Additional Purchased Receivables were reduced as provided in Section 5.02 hereof, and in each case ratably in accordance with the amount thereof so reduced in each Quarterly Delivery Period.

         2.04 Sale of Purchased Receivables.

         (a) Qualified Receivables that have been designated for Sale to the Trustee as provided in Sections 2.02 and 2.03 hereof shall be Sold and purchased immediately upon being Generated without any further action by Petrobras Finance or any other Person in the order in which they are by their respective terms Generated, with Qualified Receivables first Generated being Sold and purchased first and Qualified Receivables last Generated being Sold and purchased last. Qualified Receivables Generated on the same date shall be Sold and purchased in the order in which they are or will by their respective terms, be scheduled to become due, with Qualified Receivables first to become due being Sold and purchased first and Qualified Receivables last to become due being Sold and purchased last. Qualified Receivables Generated on the same date and scheduled to become due on the same date shall be Sold and purchased in alphabetical order based on the legal name of the obligor.

         (b) The parties to this Agreement intend that for all purposes, including accounting and commercial purposes, the transactions contemplated hereby shall be, and shall be treated as, a purchase by the Trustee and a Sale by Petrobras Finance of the Purchased Receivables. All Sales of Qualified Receivables by Petrobras Finance hereunder shall be without recourse to, or by, Petrobras Finance, except as otherwise specifically provided herein. A Sale of Purchased

                         Receivables Purchase Agreement

Receivables hereunder does not constitute and is not intended to result in the creation or assumption by the Trustee of any obligation of Petrobras Finance or any other Person in connection with the Purchased Receivables or any agreement or instrument relating thereto, including any obligation to any Buyer.

         (c) Upon the Sale and purchase of any Purchased Receivables as contemplated by this Section 2.04, the Trustee, as owner of the Purchased Receivables, shall be entitled to receive all payments in respect of the Net Invoice Amount of, and all other proceeds in respect thereof otherwise due to, Petrobras Finance from the Purchased Receivables. Payments to the Trustee by any Buyer in respect of the Purchased Receivables shall be deposited directly into the Collection Account by such Buyer and, if paid to or received by Petrobras Finance, shall be held in trust for the Trustee and immediately deposited in the Collection Account.

         2.05 Certain Understandings Regarding the Purchased Receivables.

         (a) Each of Petrobras, Petrobras Finance and the Trustee hereby agree and confirm their understanding that, except as expressly provided or permitted by this Agreement, from and after the Sale to the Trustee of the right to any Receivable pursuant to this Article II (whether or not then Generated), Petrobras Finance shall not have any (i) right, title or interest in or to the Purchased Receivables, (ii) right or obligation to repurchase the Purchased Receivables or, (iii) except as expressly set forth herein, any right or obligation to substitute other Receivables for the Purchased Receivables.

         (b) The parties hereto agree and confirm their understanding that (i) none of Petrobras, Petrobras Finance nor any of their Subsidiaries or Affiliates
(x) make any representations or warranties regarding the ability of any of the Buyers to perform their respective obligations in respect of the Purchased Receivables or under any Notice and Consents or agree to be liable for any non-performance by any such Buyer of its obligations thereunder, (y) in any way guarantee payment of any sums payable by any Buyer with respect to any Purchased Receivables, or (z) make any representations or projections regarding the amounts payable in the future by any Buyer, and (ii) Petrobras and/or Petrobras Finance shall remain liable to perform all of the obligations required to be performed by such party or parties under any arrangements or agreements between such party or parties or any of such party or parties' respective Affiliates and any Buyer related to the Sale of the Eligible Products in accordance with and pursuant to the terms and provisions thereof and the Trustee shall not be required or obligated in any manner to perform or fulfill any obligations of Petrobras and/or Petrobras Finance under or pursuant to such arrangements or agreements or to make any payment in respect thereof.

                                  ARTICLE III

                           REPRESENTATIONS, WARRANTIES
                                 AND AGREEMENTS

         3.01 Representations and Warranties Relating to Receivables. Petrobras Finance hereby represents, warrants and agrees on the date hereof and on each date on which Purchased Receivables are Generated hereafter, for the benefit of the Trustee, as follows:

                         Receivables Purchase Agreement

              (a) Each Purchased Receivable, when Generated, will be the legal, valid and binding obligation of the relevant Buyer, enforceable in accordance with its terms, except in each case as enforcement may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

              (b) Each Purchased Receivable, when Generated, will be free of any interest, claim or right of any other Person and the separate and absolute property of Petrobras Finance, and will not be the subject of any other transaction involving Petrobras Finance.

              (c) The Purchased Receivables were, or will be, created and Generated in accordance with, and do not contravene any, laws, rules or regulations applicable thereto or any contract to which Petrobras or Petrobras Finance may be a party.

              (d) This Agreement constitutes a valid transfer to the Trustee of all of Petrobras Finance's right, title and interest, present and future, in and to the Purchased Receivables, free and clear of any Lien.

              (e)   Each Purchased Receivable shall be a Qualified Receivable.

              (f) Upon the Generation of Receivables and the designation of such Receivables as Purchased Receivables, the Trustee shall acquire a first priority perfected ownership interest in the Purchased Receivables and the Collections with respect thereto.

              (g) (i) (A) Purchased Receivables are either (I) not evidenced by instruments (as defined in the UCC) or (II) if evidenced by an instrument, such instrument has been delivered to the Trustee and (B) Petrobras Finance does not maintain a place of business or any executive offices (within the meaning of Section 9-307 of the UCC) in the United States or Canada, has not done so during the four-month period immediately preceding the date of this Agreement and does not have any present intent to locate an executive office in the United States or Canada and (ii) Petrobras Finance will have sufficient rights in the Purchased Receivables to permit attachment under the UCC and to permit an assignment under New York common law no later than the time at which such Purchased Receivables are Generated.

              (h) No financing statement or other instrument similar in effect covering any Receivable or the Collections or other proceeds thereof in favor of any Person other than Petrobras Finance and the Trustee is on file in any recording office in the United States, Brazil, the Cayman Islands, or, to the best knowledge of Petrobras Finance, any other location, and Petrobras Finance has taken all actions necessary to perfect the ownership of the Trustee in the Purchased Receivables under the UCC or the applicable laws of Brazil and the Cayman Islands.

              (i) Upon the consummation of any Sale of Receivables in accordance with the terms of this Agreement and the delivery of the Notice and Consents by Petrobras Finance to the Specified Buyers, and in connection with the Sale of any Receivables to a Specified Buyer added after the date of this Agreement, the delivery of a Notice and

                         Receivables Purchase Agreement

         Consent by Petrobras Finance to, and the acknowledgement thereof by, such new Specified Buyer, as the case may be, (i) Petrobras Finance shall have taken all steps necessary for the perfection prior to the rights of all third parties of its respective ownership interest in the Purchased Receivables under the laws of New York, the Cayman Islands, Brazil and the jurisdiction of incorporation of each of the Specified Buyers, including, but not limited to, any recording, filing, registration, giving of notice or other similar action, (ii) no material rights of rescission, set-off, counterclaim or defense has been asserted and no contractual basis for the same exists with respect to the Generated Purchased Receivables, (iii) there are no amounts outstanding in respect of the Generated Purchased Receivables owed by a Specified Buyer to Petrobras Finance on the date thereof that have not been paid on or before the date which is 15 days after the last day on which such amounts are payable in accordance with their respective terms (other than amounts which are being disputed in good faith by the parties), and (iv) neither the Purchased Receivables nor any part thereof or interest therein has been sold, transferred, assigned, or pledged by Petrobras Finance to any Person other than to the Trustee.

              (j) No Receivable at the time of Generation thereof will have been satisfied, subordinated or rescinded by the payor thereof.

         3.02 Representations and Warranties Relating to Specified Buyers and Notice and Consents. Petrobras Finance hereby represents, warrants and agrees on the date hereof and, on each date on which Buyers are included as additional Specified Buyers hereafter, for the benefit of the Trustee as follows:

              (a) Each Specified Buyer (i)(A) has been instructed to pay in respect of any Receivable into the Collection Account or the U.S. Seller Account, as applicable and (B)(I) has executed and delivered a Notice and Consent substantially in the form of Exhibit A-1, A-2 or A-3, as applicable; provided, that, except in the case of any Offtaker who enters into an Offtake Contract after the Closing Date, a Specified Buyer may expressly retain its right of setoff or counterclaim (or any other analogous rights) in such Notice and Consent, and (II) such Notice and Consent is the only notice or agreement currently in effect between such Specified Buyer and Petrobras Finance, Petrobras, U.S. Seller or any of its Affiliates that contains instructions in respect of payments of Receivables, (ii) is organized under the laws of a jurisdiction other than Brazil, (iii) at the time of execution by it of a Notice and Consent is not the obligor on any Delinquent Receivable,
         (iv) at the time of execution by it of a Notice and Consent conforms to the credit standards of the Servicer and (v) at the time of execution by it of a Notice and Consent, no Bankruptcy Event has occurred, and is continuing, with respect to such Specified Buyer.

              (b) The Notice and Consents are binding and enforceable in accordance with their terms against Petrobras, Petrobras Finance, the U.S. Seller and the Specified Buyers, except that enforceability against any party may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors of such party generally and by general equitable principles of law (whether enforcement is sought by proceedings in equity or at law).

                         Receivables Purchase Agreement

          (c) The instructions given to the Specified Buyers in the Notice and Consents do not contravene any laws or regulations of the United States, the Cayman Islands or Brazil to which Petrobras, Petrobras Finance, the U.S. Seller or any of Petrobras' Affiliates (if applicable) is subject. The Notice and Consents are the only authorizations to the Specified Buyers required from any of the parties to this Agreement or under any of the agreements referred to herein to authorize, and no authorization, other than those which have already been obtained, is required from any authority of the United States, the Cayman Islands or Brazil or from any Specified Buyer or from any creditor or shareholder of Petrobras Finance in order to authorize the payments to the Collection Account or the U.S. Seller Account, as applicable, in accordance with the Notice and Consents.

          (d) The Notice and Consents constitute the irrevocable notice and instruction of Petrobras Finance and effective notice to each Specified Buyer party thereto, for the purpose stated therein.

     3.03 General Representations and Warranties. Petrobras Finance hereby represents, warrants and agrees on the date hereof and on each date on which Additional Senior Trust Certificates are issued and on each date on which Purchased Receivables are Generated hereafter, for the benefit of the Trustee as follows:

          (a) Organization. Petrobras Finance is (i) duly incorporated and validly existing under the laws of the jurisdiction of its incorporation and has the requisite power and authority to own its properties and assets and conduct its business as now being conducted and as proposed to be conducted and (ii) qualified to do business in, and is in good standing in, every jurisdiction where the nature of its business so requires, except where the failure to so qualify could not reasonably be expected to result in a Material Adverse Effect.

          (b) Power and authority. Petrobras Finance has full power, authority and legal right to execute and deliver this Agreement and each other Transaction Document to which it is a party, and to perform and observe the terms and conditions thereof.

          (c) Execution and delivery. The execution, delivery and performance by Petrobras Finance of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action.

          (d) Enforceability. Each of this Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by Petrobras Finance and is the legal, valid and binding obligation of Petrobras Finance enforceable against Petrobras Finance in accordance with its terms, except that enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general equitable principles of law (whether enforcement is sought by proceedings in equity or at law).

                         Receivables Purchase Agreement

          (e) Payment of Taxes. Petrobras Finance has paid all Taxes relating to it which it is required to have paid, except any Tax the payment of which is being contested by it or on its behalf in good faith and by appropriate means, and for which adequate reserves have been established to the extent required by general accounting principles in the United States.

          (f) Litigation. There is no litigation, investigation or proceeding pending or, to the knowledge of Petrobras Finance, threatened against or affecting Petrobras Finance or its assets before any arbitrator, court or governmental department, bureau or other administrative agency or other instrumentality (domestic or foreign), (i) with respect to this Agreement or any of the other Transaction Documents to which it is a party or any of the transactions contemplated hereby or thereby or (ii) as to which, individually or in the aggregate, there is a likelihood of it being adversely determined and which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

          (g) No injunctions. There is no injunction, judgment, writ, restraining order or other order or decree of any nature that adversely affects the performance by Petrobras Finance of this Agreement, any of the other Transaction Documents to which it is a party or any of the transactions contemplated hereby or thereby.

          (h) No violation. The execution and delivery of this Agreement and the other Transaction Documents to which Petrobras Finance is a party, the consummation of the transactions contemplated herein or therein and the fulfillment of the terms hereof and thereof shall not result in any breach of, violate, or constitute a default under, or result in the creation of any Lien (except as contemplated by this Agreement and the other Transaction Documents) upon any property or assets of Petrobras Finance pursuant to (i) any United States, Cayman Islands or Brazilian law, regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to Petrobras Finance, (ii) the charter documents of Petrobras Finance or (iii) any other indenture, agreement or instrument to which Petrobras Finance is a party or by which it may be bound.

          (i) Consent and approvals. No authorization, filing, notice, registration, approval or consent of any governmental agency or commission or public body or authority of the United States, the Cayman Islands or Brazil is necessary to permit the (i) execution and delivery by Petrobras Finance of this Agreement and each of the other Transaction Documents to which it is a party, (ii) performance by Petrobras Finance of its obligations under this Agreement and each of the other Transaction Documents to which it is a party and (iii) validity and enforceability against Petrobras Finance of this Agreement and the other Transaction Documents to which it is a party, except as have been obtained and are in full force and effect.

          (j) No Immunity. Neither Petrobras Finance nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise), under any applicable law.

                         Receivables Purchase Agreement

          (k) Filings. All steps necessary or advisable to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement and any other Transaction Documents to which Petrobras Finance is a party have been taken in the United States, the Cayman Islands and Brazil and in the jurisdiction whose laws govern such document and it is not necessary that such documents or any other document be filed or recorded with any court or other authority in any such jurisdiction or that any stamp or similar Tax be paid in any such jurisdiction on or in respect of such documents or any other document called for thereunder; provided, however, that for the admission of the Transaction Documents before Brazilian courts and governmental agencies in Brazil, (i) the signatures of the parties thereto signing outside Brazil should be notarized by a notary public licensed as such under the law of the place of signing and the signature of such notary public should be authenticated by a consular official of Brazil, (ii) the Transaction Documents should be registered with the appropriate Registry of Deeds and Documents in Brazil, and (iii) the Transaction Documents should be translated into the Portuguese language by a sworn translator.

          (l) No Taxes. There are no Taxes (i) imposed upon Petrobras Finance or the Trustee by virtue of the execution, delivery or performance of this Agreement or any other Transaction Document by the parties thereto or (ii) as of the date of execution of this Agreement, imposed upon the income, assets or operations of Petrobras Finance or the Trustee solely as a result of the Trustee entering into and performing the Trust Deed.

          (m) Margin stock. Petrobras Finance shall not, directly or indirectly, use any of the proceeds of the Sale of the Purchased Receivables pursuant to this Agreement for any purpose, whether immediate, incidental, or ultimate, of buying a "margin stock" or of maintaining, reducing, or retiring any indebtedness originally incurred to purchase a stock that is currently a "margin stock," and the Sale of the Purchased Receivables pursuant to this Agreement will not constitute an extension of "purpose credit" that is directly or indirectly secured by "margin stock," in each case within the meaning of Regulation U of the Board of Governors of the United States Federal Reserve System Board (12 C.F.R. 221, as amended), and will not violate or result in the violation of Regulation U or of Regulation T (12 C.F.R. 220, as amended) or of Regulation X (12 C.F.R. 224, as amended) or any other regulation of such Board.

          (n) Special purpose company. Petrobras Finance is a special purpose company established for the purpose of entering into, and performing its obligations under, this Agreement and the other Transaction Documents to which it is a party. As such, Petrobras Finance is (i) not engaged in any business other than as contemplated in the Transaction Documents, (ii) has no liabilities, obligations or indebtedness other than such liabilities and obligations contemplated by the Transaction Documents or otherwise imposed by applicable law, (iii) has no subsidiaries, (iv) has no employees and (v) is not party to any material agreements or contracts other than the Transaction Documents and each other agreement, document or instrument delivered pursuant thereto (including, without limitation, any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other instrument).

                         Receivables Purchase Agreement

          (o) Compliance with laws. Petrobras Finance is in compliance with all applicable law, rules, regulations and orders, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

          (p) Solvency. There is no Bankruptcy Event with respect to Petrobras Finance and, as of the Closing Date and prior to the consummation of the transactions contemplated by the Transaction Documents, Petrobras Finance has no other assets or liabilities other than its initial capitalization as provided for in the Transaction Documents. The transactions to be entered into by Petrobras Finance pursuant to the Transaction Documents on the Closing Date will not render Petrobras Finance insolvent or otherwise cause a Bankruptcy Event in respect of Petrobras Finance.

     3.04 Representations and Warranties of Petrobras. Each of the representations and warranties made by Petrobras in Section 4.01 of the Master Export Contract is hereby incorporated herein by reference as if made herein as of the date hereof, except that each reference therein to the Prepayment Agreement or the Master Export Contract, as the case may be, shall be deemed to be a reference to this Agreement.

                                   ARTICLE IV

                                    COVENANTS

     4.01 Covenants and Agreements of Petrobras Finance. Petrobras Finance hereby covenants and agrees, for the benefit of the Trustee and the Certificate Holders, so long as this Agreement shall remain in full force and effect or any obligation of Petrobras Finance hereunder remains unsatisfied, as follows:

          (a) The Receivables. Petrobras Finance shall (i) upon Generation, promptly identify, or cause the Servicer to identify, as Sold to the Trustee, any Receivables designated under this Agreement to be Sold to the Trustee, (ii) not purport to sell, pledge or otherwise encumber any Receivables or any other portion of its property (other than pursuant to this Agreement), (iii) not take any action or cause or permit any Person to take any action which would impair in any material respect the rights of the Trustee in the Purchased Receivables, (iv) at all times comply in all material respects with all contractual obligations and all Requirements of Law applicable to or in any way affecting the Generation of Receivables or the transactions contemplated by this Agreement or any other Transaction Document to which it is a party and (v) not take any action to cause any Receivable to be evidenced by an instrument (as defined in the UCC), except to the extent that (A) causing a Receivable to be evidenced by such an instrument is required for the Collection of such Receivable or for the enforcement of any rights therein and (B) the original of such instrument is promptly delivered to the Trustee. In exercising its discretion with respect to the Sale of Eligible Products, both Petrobras and Petrobras Finance shall select customers and shipments on the same basis as they otherwise would have had they not entered into the Transaction Documents and, in any event, shall not select customers and shipments in a manner intended to be adverse to Certificate Holders or the Enhancers.

                         Receivables Purchase Agreement

          (b)  Collection of Payments.

               (i) Petrobras Finance shall (A) take actions requested by the Servicer to enforce payment with respect to any Purchased Receivables for the full Net Invoice Amount thereof, without abatement or set-off for any other amounts, and (B) not act in any manner with respect to any Purchased Receivables which could reasonably be expected to have a Material Adverse Effect;

               (ii) Petrobras Finance shall agree (A) to the extent that the payment obligations of a Buyer in respect of a Receivable are supported by a stand-by letter of credit or guarantee, to draw upon such letter of credit or guarantee in its name for the benefit of the Trustee at such time as it would have taken such action had such Receivable not been Sold to the Trustee (but not earlier than the earliest date on which such letter of credit or guarantee may be drawn pursuant to its terms) and, to the extent that such instruction has not been given, to instruct the bank or guarantor upon which drawing is made to deliver the amounts drawn to the Depositary Bank for deposit in the Collection Account, and (B) to promptly deliver, or cause to be delivered, to the Depositary Bank for deposit in the Collection Account any payments on Purchased Receivables that Petrobras Finance shall receive;

               (iii) Petrobras Finance shall not take or purport to take any action to extend the time for payment of, discharge, vary or otherwise modify the terms of any Purchased Receivables, or take or purport to take any action to release the applicable Buyer from its obligations with respect to any such Purchased Receivables in whole or in part; and

               (iv) Petrobras Finance shall (A) instruct, and shall have any agent on its behalf instruct, all Buyers of Eligible Products from it to pay the proceeds of any Sale of Eligible Products directly into the Collection Account and (B) on or prior to the Closing Date, enter into Notices and Consents with each of the Buyers listed on Exhibit C hereto;

     provided, however, that the provisions of clauses (i), (ii) and (iii) shall not limit the ability of the Servicer to make certain adjustments as set forth elsewhere in this Agreement.

          (c) Further actions; filings. Petrobras Finance agrees that at any time and from time to time, upon the written, reasonable request of the Trustee, it shall promptly and duly execute and deliver, at its own expense, any and all such further instruments and documents and take such further action to (i) correct any errors or inconsistencies, clarify any ambiguities and effect more fully the purposes of this Agreement and the other Transaction Documents and the transfer of the Purchased Receivables under this Agreement, (ii) protect or more fully evidence the right, title and interest of the Trustee in the Purchased Receivables, or (iii) enable the Trustee to exercise or enforce any of its rights in respect thereof. Without limiting the generality of the foregoing, Petrobras Finance shall execute and file such financing statements and any continuation statements with respect thereto and take any other action necessary in order to perfect, and maintain

                         Receivables Purchase Agreement
     the perfection of, and preserve the priority of the respective interests arising under, the Sale of the Purchased Receivables to the Trustee for purposes of the UCC and shall promptly provide the Trustee with confirmation of all such filings and shall file such other UCC financing statements and any continuation statements with respect to the Purchased Receivables as may be reasonably requested in writing by the Trustee.

          (d) Business activity. Petrobras Finance shall not (a) engage at any time in any business or business activity other than agreements to purchase or sell Eligible Products or rights to Eligible Products, including offtake or similar long-term supply agreements and related oil price hedge arrangements, any other transactions contemplated by the Transaction Documents and any activity incidental to the foregoing and necessary or convenient to accomplish the foregoing or (b) enter into or be party to any agreement or instrument other than in connection with the foregoing.

          (e) Performance of obligations under the Transaction Documents. Petrobras Finance shall comply with and perform all of the obligations required to be performed by it under each Transaction Document to which it is a party in accordance with and pursuant to the terms and provisions thereof, and to take all actions on its part reasonably necessary to maintain in full force and effect its rights under such Transaction Documents.

          (f) Maintenance of corporate existence. (i) Petrobras Finance shall preserve and maintain its corporate existence in good standing and preserve and maintain all of its material rights, franchises and privileges in the jurisdiction of its incorporation and in any other jurisdiction necessary for the performance of its obligations under any Transaction Document to which it is a party, unless failure to do so could not reasonably be expected to have a Material Adverse Effect and (ii) Petrobras Finance shall not consolidate with or merge into any other corporation or convey, transfer or lease all or any part of its assets as an entirety to any Person unless (A) the corporation formed by such consolidation or into which it is merged or the Person which acquires by conveyance, transfer or lease all or substantially all of its assets as an entirety shall be a company, which (1) assumes in writing all of the obligations of Petrobras Finance under this Agreement and under the other Transaction Documents to which Petrobras Finance is party and such Person is capable of performing such obligations, (2) confirms in writing that the interest of the Trustee in the Purchased Receivables will continue to be perfected, and (3) delivers to the Trustee an opinion of counsel of recognized standing to the effect that (x) such assumption is sufficient for each such agreement to constitute a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its respective terms, except in each case as enforcement may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law), and (y) following such assumption, the interest of the Trustee in the Purchased Receivables will be entitled to the same priority that it enjoyed immediately prior to such assumption, (B) upon the effectiveness of such event, neither Petrobras Finance nor such Person would be in violation or breach of any of its covenants, agreements, representations or warranties

                         Receivables Purchase Agreement
     under any Transaction Documents, (C) each of the Rating Agencies shall have issued a Ratings Affirmation, and (D) the consent of each of the Enhancers has been obtained.

          (g) Maintenance of administrative and operating procedures. Without limiting any other provisions of this Agreement or any other Transaction Document, Petrobras Finance shall (a) keep and maintain administrative and operating procedures, and all documents and books of record and account in a manner consistent for all purposes with the characterization of the transfer of the Purchased Receivables as a Sale and not a pledge (with true and correct entries in conformity with Brazilian GAAP and, if applicable, U.S. GAAP, and in conformity with all material Requirements of Law), (b) keep and maintain records and other information reasonable, necessary or advisable for the administration, servicing and collection of the Purchased Receivables and (c) permit representatives of the Trustee to examine such documentation relating to the Generation, Sale, administration and collection of Purchased Receivables as shall be reasonable.

          (h) Maintenance of insurance. Petrobras Finance shall maintain with financially sound and responsible insurance companies insurance on its properties and assets against such risks, in such amounts, with such deductibles and in such form as are currently maintained by Petrobras, or as are generally carried by companies engaged in the same or similar businesses in Brazil, in each case subject to availability at commercially reasonable rates.

          (i) Maintenance of, and compliance with, consents and approvals. Petrobras Finance shall promptly obtain from time to time, and maintain in full force and effect, at its own expense, all such required governmental licenses, authorizations, consents, permits and approvals, and shall promptly effect from time to time, at its own expense, all such filings, registrations, notarizations and other formalizations as may be required to enable it to comply with its obligations under this Agreement and the other Transaction Documents to which it is a party except in each case where the failure to take such action could not reasonably be expected to have a Material Adverse Effect.

          (j) Maintenance of office or agency. Petrobras Finance shall maintain in the Borough of Manhattan, The City of New York, an office or agency where notices to and demands upon Petrobras Finance in respect of the Transaction Documents may be served. Initially this office shall be located at 570 Lexington Avenue, 43/rd/ Floor, New York, New York 10022-6837 at the offices of Petrobras. Petrobras Finance shall agree not to change the designation of such office to another office or to an agent commonly used for such purpose without prior notice to the Trustee and designation of a replacement office or agency in New York, New York.

          (k) Preservation of corporate status. Petrobras Finance shall take all reasonable steps to continue its identity as a separate legal entity and to make it apparent to third Persons that Petrobras Finance is an entity with assets and liabilities distinct from those of Petrobras and any other Person, and that Petrobras Finance is not a division of Petrobras or of any other Person. Without limiting the generality of the foregoing, Petrobras Finance shall take the following actions:

                         Receivables Purchase Agreement

               (i) Petrobras Finance shall compensate each of its employees (if any), directors, consultants and agents from Petrobras Finance's own funds for services provided to Petrobras Finance. Petrobras Finance shall engage no agents other than the accountants, attorneys, trustees, custodians and other agents in connection with the transactions contemplated in this Agreement and the other Transaction Documents to which it is a party, each of which shall be compensated by Petrobras Finance for its fees and other charges as agreed to by Petrobras Finance and such Person, as applicable, and any indebtedness, liabilities or obligations incurred by Petrobras Finance shall be paid by Petrobras Finance out of its own funds.

               (ii) Petrobras Finance shall pay from its own assets all obligations of any kind incurred by Petrobras Finance, recognizing, however, that certain organizational expenses of Petrobras Finance and expenses relating to the creation and initial implementation of certain transactions as provided in this Agreement have been or may be paid by one or more Affiliates in such capacity. Petrobras Finance shall promptly reimburse any Affiliate for any payments made by such Affiliate in respect of services provided to Petrobras Finance after the Closing Date.

               (iii) Petrobras Finance shall conduct its own business in its own name and shall observe all customary formalities, including, without limitation, holding regular meetings of its board of directors and its stockholders and maintaining current minute books. Regular meetings of the board of directors shall be held at least annually. The quorum necessary for the transaction of the business of the board of directors may be fixed by the board of directors, and unless so fixed, if there be more than two directors shall be two, and if there be two or less directors shall be one. A director represented by proxy, by an alternate director, or participating by means of telephone conference or similar communications equipment shall be deemed to be present for the purpose of determining whether or not a quorum is present.

               (iv) Petrobras Finance shall at all times maintain an office separate and apart from those of any other Person or entity and shall conspicuously identify such office as its office, except that Petrobras Finance may lease, on an arm's-length basis, office space from Petrobras. Petrobras Finance shall allocate fairly and reasonably any overhead for shared office space and shared employees.

               (v) Petrobras Finance shall maintain financial reports, corporate records and books of account separate from those of any other Person, and stationery, invoices, and business forms, telephone numbers (if any) and mailing addresses that are separate and distinct from those of any other Person. Petrobras Finance shall at all times hold itself out to the public (including any creditor of an Affiliate of Petrobras Finance) as a separate entity operating solely under Petrobras Finance's own name and through its Authorized Officers and agents.

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                                      -30-

               (vi) Any annual financial statements prepared by Petrobras Finance shall disclose, in accordance with U.S. GAAP, any transactions between Petrobras Finance and Petrobras or any of its consolidated subsidiaries.

               (vii) Except as expressly contemplated by the Transaction Documents, Petrobras Finance shall not commingle its funds and assets with those of any of its Affiliates. Petrobras Finance's assets will be separately identified and segregated. All of Petrobras Finance's assets shall at all times be held by or on behalf of Petrobras Finance and, if held on behalf of Petrobras Finance by another entity, shall be kept identifiable (in accordance with customary usages) as assets owned by Petrobras Finance. Petrobras Finance shall strictly observe corporate formalities in its dealings with Petrobras and each of its subsidiaries. Petrobras Finance shall not maintain joint bank accounts or other depositary accounts to which any of its Affiliates has independent access.

               (viii) To the extent that Petrobras Finance enters into arrangements with any of its Affiliates (other than the purchase of Eligible Products or the rights thereto and as contemplated by the Transaction Documents), such arrangements shall be on an arm's-length basis. All business transactions entered into by Petrobras Finance with its Affiliates, when taken as a whole, shall be on terms that are at least as favorable to Petrobras Finance as the terms and conditions that could have been obtained, under similar circumstances, from unaffiliated Persons. In addition, all such transactions shall be approved by the unanimous written consent of the board of directors of Petrobras Finance.

               (ix) Except as expressly provided in the Transaction Documents, neither Petrobras Finance, on the one hand, nor Petrobras or any of its subsidiaries, on the other hand, shall guarantee the debts of the other, shall pledge, or grant a security interest in or Lien upon, its assets for the benefit of the other, or shall be or shall hold itself out to be responsible for the debts of the other or the decisions or actions respecting the daily business and affairs of the other, unless such transactions are conducted on an arm's-length basis according to industry standards.

               (x) Petrobras Finance shall retain as its auditors an internationally recognized firm of certified public accountants (which firm may also serve as auditors of Petrobras or any of its consolidated subsidiaries).

          (l) Use of proceeds; negative pledge. Petrobras Finance shall use the proceeds from the offer and sale of the Senior Trust Certificates and from the equity contribution by the sole common shareholder of Petrobras Finance (i) to pay the amount payable to Petrobras under the Prepayment Agreement (ii) to pay certain amounts due and payable in respect of the offering of the Senior Trust Certificates and, (iii) if applicable, to fund certain of the Trust Accounts. Petrobras Finance shall use or cause to be used all funds in the Petrobras Finance Account and, to the extent necessary, all amounts payable in respect of the Junior Trust Certificates to purchase Eligible Products or the rights thereto from Petrobras under and pursuant to the Master Export Contract or

                         Receivables Purchase Agreement
          from other Petrobras Affiliates, and Petrobras Finance shall not, directly or indirectly, incur any Lien on or with respect to any such proceeds to secure any indebtedness.

               (m) Limitation on indebtedness. Petrobras Finance shall not incur indebtedness other than (i) indebtedness contemplated by the Transaction Documents and (ii) indebtedness arising by operation of law, the incurrence of which indebtedness (in the case of this clause
          (ii)) would not have a Material Adverse Effect.

               (n) Amendments to charter documents. Petrobras Finance shall not amend or make any change or modification to its Memorandum and Articles of Association (other than an amendment, change or modification made pursuant to changes in law of the jurisdiction of Petrobras Finance's incorporation or amendments to change Petrobras Finance's name, registered agent or address of registered office) unless such amendment, change or modification could not reasonably be expected to have a Material Adverse Effect.

               (o) Payment of Taxes, claims. Petrobras Finance shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all Taxes levied or imposed upon Petrobras Finance, except for any Tax the payment of which is being contested by it or on its behalf in good faith and by appropriate methods, and for which adequate reserves have been established to the extent required by general accounting principles in the United States and (ii) all other claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of Petrobras Finance.

               (p) Limitation on investments, subsidiaries. Other than as contemplated by the Transaction Documents, Petrobras Finance shall not make or acquire any investment in any Person other than Eligible Investments and shall not create any subsidiaries.

               (q) Delivery of notices. Petrobras Finance shall deliver to the Trustee, each Enhancer, the Servicer and each Rating Agency then providing a rating of any Series of Senior Trust Certificates (i) promptly, any notices, opinions of counsel, financial statements, officer's certificates or other forms of communication that it gives or receives pursuant to the terms of the Prepayment Agreement, the Master Export Contract and the other Transaction Documents and (ii) as soon as is practicable and in any event within three Business Days after Petrobras Finance becomes aware or should have reasonably become aware, of the occurrence of (A) any event or condition which could reasonably be expected to have a Material Adverse Effect, (B) any pending or threatened litigation or administrative proceeding which, if adversely determined, could reasonably be expected to have a Material Adverse Effect or (C) any Petrobras Default or Petrobras Finance Default, any default, or any Accumulation Event or Specified Event, notice of such occurrence accompanied by a certificate of an Authorized Officer of Petrobras Finance setting forth the details of such event and stating the action that Petrobras Finance proposes to take with respect thereto.

               (r) Enforcement of rights. Petrobras Finance shall, with due diligence and in a reasonable, prudent and punctual manner, enforce all of the rights granted to it under

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                                      -32-

          and in connection with all applicable approvals and the Transaction Documents to which it is a party against the other parties thereto.

               (s) Provision of financial statements and reports. Petrobras Finance shall provide to the Trustee and the Enhancers, in English or accompanied by a certified English translation thereof, (i) within 90 days after the end of each fiscal quarter (other than the fourth quarter), its unaudited balance sheet, statement of income, statement of changes in shareholders' equity and statement of cash flow calculated in accordance with U.S. GAAP, (ii) within 120 days after the end of each fiscal year, its audited balance sheet, statement of income, statement of changes in shareholders' equity and statement of cash flow calculated in accordance with U.S. GAAP and (iii) such other financial data as the Trustee may reasonably request. Petrobras Finance shall provide, together with each of the financial statements delivered hereunder, an officers' certificate stating that a review of Petrobras Finance's activities has been made during the period covered by such financial statements with a view to determining whether Petrobras Finance has kept, observed, performed and fulfilled its covenants and agreements under the Transaction Documents, and that no Petrobras Finance Default, Accumulation Event or Termination Event has occurred during such period.

               (t) Ranking. Petrobras Finance shall ensure at all times that its monetary obligations under this Agreement shall constitute the general senior, unsecured and unsubordinated obligations of Petrobras Finance and shall rank at least pari passu, without any preferences among themselves, with all other present and future unsecured and unsubordinated obligations of Petrobras Finance (other than obligations preferred by statute or by operation of law).

               (u) No assignment, etc. Petrobras Finance shall not, except as expressly provided in the Transaction Documents, without the prior written consent of the Trustee (acting at the direction of the Controlling Parties of all series of outstanding Senior Trust Certificates, in the case of the following clauses (i) and (iii), and of Controlling Parties representing more than 66 2/3% of the aggregate principal amount of all outstanding Senior Trust Certificates, in the case of following clause (ii)), (i) assign its rights or delegate its obligations under this Agreement or under any other Transaction Document to which it is a party, (ii) amend, modify or in any way terminate this Agreement or any other Transaction Document to which it is a party, except for amendments or modifications necessary to cure any ambiguity, defect or inconsistency, or (iii) amend or modify its charter documents.

               (v) Agreements. Petrobras Finance shall maintain in effect the Servicing Agreement.

               (w) Sales to Affiliates. At any time that any Accumulation Event or Acceleration Event shall have occurred and be continuing, Petrobras Finance shall not permit or suffer to exist the aggregate amount payable to it by all Affiliates (including the U.S. Seller) at such time in respect of Receivables to exceed U.S.$50,000,000, unless any excess amounts are covered by an Acceptable Letter of Credit or are guaranteed by Petrobras pursuant to a guarantee substantially in the form of Exhibit E hereto.

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                                      -33-

               (x) Sale of Eligible Products. Petrobras Finance shall ensure that the terms of sale of any Eligible Products to Buyers will provide that title to and risk of loss with respect to such Eligible Products shall pass to such Buyer when the relevant shipment of Eligible Products is delivered to such Buyer by or on behalf of Petrobras Finance.

               (y) Buyers' Credit Criteria. In respect of sales of Eligible Products to Buyers, Petrobras Finance agrees to employ the diligence and credit criteria that would have been used by Affiliates of Petrobras (other than Petrobras Finance) in the business of marketing of Eligible Products sold by Petrobras had such Affiliates been the sellers to such Buyers.

          4.02 Covenants and Agreements of Petrobras. Each of the covenants and agreements made by Petrobras in Sections 5.01 and 6.01 of the Master Export Contract is hereby incorporated herein by reference as if made herein as of the date hereof.

                                   ARTICLE V

           REPURCHASE OF RECEIVABLES, TERMINATION EVENTS, ACCUMULATION
                         EVENTS AND ACCELERATION EVENTS

          5.01 Optional Repurchase of Receivables.

          (a) Petrobras Finance shall have the option on any Payment Date to repurchase from the Trustee certain portions or all of the rights to receive Purchased Receivables to be Generated from and after such Payment Date, upon 60 days' notice to the Trustee and the Servicer specifying the amount of such rights to be repurchased and the purchase price therefor in accordance with this
Section 5.01(a). The proceeds from such purchase shall be applied by the Trustee to the prepayment in whole, but not in part, of one or more outstanding Series of Senior Trust Certificates as provided in Section 3.01 of the Trust Deed. The Senior Trust Certificates to be so prepaid shall be designated by the Servicer pursuant to Section 2.02(a) of the Servicing Agreement.

               (i) The amount of any repurchase of the right to Purchased Receivables pursuant to this Section 5.01(a) will be equal to the product of (A) the total amount of the Purchased Receivables to be Generated that have been Sold to the Trustee pursuant to the Sale and repurchase of Purchased Receivables made on the Closing Date and described in Section 2.01 and 2.03 hereof multiplied by (B) a fraction (the "Prepayment Fraction"), the numerator of which is the aggregate outstanding principal amount of each Series of Senior Trust Certificates to be prepaid from the proceeds of such repurchase on the relevant Payment Date, and the denominator of which is the aggregate outstanding principal amount of all Senior Trust Certificates on such Payment Date.

               (ii) The purchase price for any repurchase pursuant to this
         Section 5.01(a) shall be the fair market value of the amount to be repurchased, as determined by an independent internationally recognized financial institution or consulting firm selected by Petrobras Finance, provided, that, Petrobras may not repurchase any right to Purchased Receivables referred to in clause (i) above unless the purchase price determined in

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

                                      -34-

          accordance with this clause (ii) is at least equal to the Optional Prepayment Price for the Series of Senior Trust Certificates that is to be prepaid with the proceeds of such repurchase. Petrobras Finance shall include a copy of such valuation in its notice to the Trustee delivered pursuant to this Section 5.01(a).

               (iii) The repurchase of the rights to Purchased Receivables in accordance with this Section 5.01 shall, upon payment of the purchase price determined in accordance with the foregoing clause (ii), automatically result in a modification to Annexes A, B and C hereto by reducing each amount set forth therein for each Monthly Period or Quarterly Delivery Period thereafter, as the case may be, by the product of (A) such amount multiplied by (B) the applicable Prepayment Fraction(s) related to such repurchase. No repurchase of less than all of the rights to Purchased Receivables to be Generated shall be permitted under this Section 5.01 if the result of such repurchase would reduce the aggregate remaining amounts scheduled on Annex C hereto to less than the sum of (A) U.S.$75,000,000 plus (B) 10% of the original aggregate principal amount of each Series of Senior Trust Certificates issued after the Closing Date which at such time has any principal amount remaining outstanding.

               (b) (i) If Petrobras Finance is required to designate for Sale to the Trustee Supplemental Purchased Receivables (A) because of any change in, or amendment to, the laws or regulations of the Cayman Islands, Brazil, the United States, or any jurisdiction from or through which payment is made in respect of the Senior Trust Certificates, or any political subdivision or governmental authority thereof or therein having power to tax, or any change in the application or official interpretation of such laws or regulations, which change or amendment occurs on or after the date of the Trust Deed, and as a result thereof (I) the Trustee becomes or will become obligated to pay Additional Amounts with respect to any Series or tranche of Senior Trust Certificates or (II) the Trust becomes subject to Tax in any such jurisdiction, and (B) such obligation cannot be avoided by any of the Trustee, Petrobras Finance or Petrobras taking reasonable measures available to it, then Petrobras Finance shall have the option on any Payment Date thereafter to repurchase from the Trustee all (but not part) of the right to receive Purchased Receivables to be Generated from and after such Payment Date, upon 60 days' notice to the Trustee and the Servicer specifying the amount of rights to be repurchased and the purchase price therefor in accordance with this Section 5.01(b). The proceeds from such repurchase shall be applied by the Trustee to the prepayment in whole, but not in part, of all outstanding Senior Trust Certificates as provided in Section 3.07 of the Trust Deed.

               (ii) The purchase price for any repurchase of the right to Purchased Receivables pursuant to this Section 5.01(b) shall be the fair market value of the amount to be repurchased as provided in clause (i) above, as determined by an independent internationally recognized financial institution or consulting firm selected by Petrobras Finance, provided that, Petrobras Finance may not repurchase the right to Purchased Receivables to be Generated pursuant to this
          Section 5.01(b) unless the purchase price determined in accordance with this clause (ii) is at least equal to the Tax Prepayment Price provided in Section 3.07 of the Trust Deed for all outstanding Senior Trust Certificates. Petrobras Finance shall include a copy of such valuation in its notice to the Trustee delivered pursuant to this
          Section 5.01.

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                                      -35-

          (iii) Concurrently with, and as a condition to, such repurchase, Petrobras Finance shall deliver to the Trustee, and the Trustee shall deliver (or cause to be delivered) to the Servicer, the Senior Certificate Holders and the Enhancers, (A) an officer's certificate stating that Petrobras Finance is entitled to such repurchase and setting forth a statement of facts showing that the conditions precedent to such repurchase as set forth in clauses (A) and (B) of Section 5.01(b)(i) hereto have occurred and (B) an opinion of independent Brazilian, Cayman Islands, United States or other counsel, as appropriate, or independent public accountants selected by the Trustee, to the effect that the Trustee has or will become obligated to pay such Additional Amounts as a result of such change or amendment.

     5.02 Accumulation Events; Reserve Account.

     (a) Upon the receipt by Petrobras Finance from the Trustee of written notice of the occurrence of an Accumulation Event, Petrobras Finance shall be required to designate for Sale to the Trustee, in the Quarterly Delivery Period in which such notice is received, and for each Quarterly Delivery Period thereafter for so long as such Accumulation Event is continuing, Purchased Receivables, in addition to the Offtaker Receivables, Additional Purchased Receivables and Supplemental Receivables scheduled to be designated for Sale to the Trustee in such Quarterly Delivery Period, that are sufficient to result in Collections equal to (A) the amount, if any, necessary to cause the amount of funds on deposit in the Reserve Account for each such Quarterly Delivery Period to be at least equal the Reserve Account Cap and (B) an amount equal to (x) 2.0 times the Maximum Scheduled Senior Payment Amount for each such Quarterly Delivery Period minus (y) the amount of funds, if any, retained in the Retention Account from prior Quarterly Delivery Periods but not applied to the mandatory prepayment of the Senior Trust Certificates pursuant to Section 9.10(c) of the Trust Deed, provided, that, if such Accumulation Event is the result of an Incipient Offtaker Payment Default, all Qualified Receivables to be Generated from and after the receipt by Petrobras Finance of such notice shall be automatically designated for Sale to the Trustee until either (1) Petrobras Finance receives notice from the Trustee that such Incipient Offtaker Payment Default has been cured or waived or (2) Qualified Receivables in an amount equal to the aggregate of the Senior Certificate Interest and the Junior Certificate Interest shall have been Generated. Such additional Qualified Receivables will be automatically designated for Sale in the order in which they are Generated, and any such additional Qualified Receivables so designated will constitute Purchased Receivables and reduce first, the right to Additional Purchased Receivables Sold pursuant to Section 2.03(a), and second, ratably the scheduled amounts of Additional Purchased Receivables set forth in Annex B hereto and the scheduled amounts of Offtaker Receivables set forth in Annex A hereto, for each subsequent Quarterly Delivery Period.

     (b) Upon receipt by Petrobras Finance from the Trustee of notice that amounts credited to the Reserve Account have been applied as provided in Section 5.10(a) of the Trust Deed, that no Accumulation Event has occurred and is continuing, and that funds on deposit in the Reserve Account are not at least equal to the Reserve Account Cap, Petrobras Finance shall designate for Sale to the Trustee in the Quarterly Delivery Period in which such notice is received, and for each Quarterly Delivery Period thereafter for so long as necessary to fully fund such account, Purchased Receivables, in addition to the Offtaker Receivables, Additional Purchased Receivables and Supplemental Receivables already designated for Sale in such

                         Receivables Purchase Agreement

Quarterly Delivery Period, that result in Collections (after giving effect to the distributions required to be made under Clauses First and Second of Section 5.06(a) of the Trust Deed) sufficient to cause the funds on deposit in the Reserve Account to be at least equal to the Reserve Account Cap. Such additional Qualified Receivables will be automatically designated for Sale in the order in which they are Generated, and any such additional Qualified Receivables so designated will constitute Purchased Receivables and reduce first, the right to Additional Purchased Receivables Sold pursuant to Section 2.03(a), and second, ratably the scheduled amounts of Additional Purchased Receivables set forth in Annex B hereto and the scheduled amounts of Offtaker Receivables set forth in Annex A hereto, for each subsequent Quarterly Delivery Period.

     5.03 Acceleration Events. Upon receipt by Petrobras Finance from the Trustee of notice of the occurrence of an Acceleration Event, all Qualified Receivables to be Generated from and after such time shall be automatically designated for Sale to the Trustee until Purchased Receivables in an amount equal to the aggregate of the Senior Certificate Interest and the Junior Certificate Interest shall have been Generated. Such Additional Purchased Receivables will be automatically designated for Sale in the order in which they are Generated and will constitute Purchased Receivables.

     5.04 Petrobras Finance Defaults.

     (a) The occurrence of each of the following events shall constitute a "Petrobras Finance Default" under this Agreement:

          (i) Any representation or warranty made by Petrobras Finance in any Transaction Document to which it is a party (other than the representations contained in clauses (a) through (j) under Section 3.01 above) (A) shall prove to be false or incorrect in any respect as of the time when the same shall have been made and (B) such representation or warranty being false or incorrect has a Material Adverse Effect;

          (ii) The failure of Petrobras Finance to perform, observe or comply with any term, covenant, agreement or obligation contained in any of the Transaction Documents to which it is a party, such failure has a Material Adverse Effect and such failure (other than any failure as described in paragraph (a) above) is either incapable of remedy or continues for a period of 60 days (inclusive of any time frame contained in any such term, covenant, agreement or obligation) after written notice of such failure has been given to Petrobras Finance by the Trustee;

          (iii) Any Bankruptcy Event of Petrobras Finance shall occur and be continuing;

          (iv) Any action, condition or thing (including the obtaining or effecting of any necessary consent, approval, authorization, exemption, filing, license, order, recording or registration) at any time required to be taken, fulfilled or done in order (A) to enable Petrobras Finance to lawfully enter into, exercise its rights and perform and comply with its material obligations under the Transaction Documents to which it is a party, (B) to ensure that those obligations are legally binding and enforceable or (C) to make any of

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
     the Trust Deed, the Senior Trust Certificates or any of the other relevant Transaction Documents entered into in connection with the transactions described herein admissible in evidence in the courts in and of Brazil, New York and the Cayman Islands that is not taken, fulfilled or done within 10 days after notice thereof has been given to Petrobras Finance by the Trustee, or once any such authorization or consent has been given, is removed, withdrawn, modified, withheld or otherwise fails to remain valid and subsisting in full force and effect if the failure to take, fulfill or to do such action, condition or thing, or to reinstate the full force and effect of such authorization or consent, has a Material Adverse Effect;

          (v) Any of the Transaction Documents entered into by Petrobras Finance, or any material part thereof, shall cease to be in full force and effect or binding and enforceable against Petrobras Finance or it becomes unlawful for Petrobras Finance to perform any material obligation under any of the foregoing Transaction Documents, or Petrobras Finance shall contest the enforceability of, or denies that it has liability under, any of the foregoing Transaction Documents;

          (vi) The failure of Petrobras Finance to deliver, in accordance with the terms of the Offtake Contract, the Required Offtake Quantity during any Monthly Delivery Period;

          (vii) The failure of the Trustee to have 100% legal ownership in the Trust Property;

          (viii) The failure by the Trustee to have, at any time and for a period of five Business Days thereafter, a valid unencumbered ownership interest in all of the right, title and interest of Petrobras Finance in the Purchased Receivables designated for Sale to the Trustee on the Closing Date or any date thereafter whether existing as of such date or to be Generated; or

          (ix) Petrobras Finance shall purport to sell, grant, pledge, assign, transfer or otherwise finance, or permit to suffer to exist any Lien on, any Purchased Receivables or Receivables of Specified Buyers (other than with respect to the Purchased Receivables under the Trust Deed and the other Transaction Documents), any Eligible Products that have been sold or purported to be sold, or payments with respect thereto; or

          (x) One or more final and non-appealable judgments or final decrees is entered against Petrobras Finance which has a Material Adverse Effect.

     5.05 Effect of a Petrobras Finance Default or Other Termination Event.

     (a) If either a Petrobras Finance Default occurs and is continuing and, as a result thereof, the Controlling Parties representing at least 35% of the aggregate principal amount of the outstanding Senior Trust Certificates declare an Acceleration Event, or another Termination Event has occurred and is continuing, then Controlling Parties representing at least 35% of the aggregate principal amount of the outstanding Senior Trust Certificates may instruct the Trustee to notify Petrobras Finance thereof, whereupon this Agreement shall be subject to termination, provided, that, this Agreement shall be subject to termination automatically without any further

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
action by Petrobras Finance, the Trustee or any other Person upon the occurrence of a Bankruptcy Event with respect to Petrobras (other than a Bankruptcy Event solely with respect to a Material Subsidiary of Petrobras) or Petrobras Finance. Notwithstanding anything herein or elsewhere to the contrary, this Agreement shall remain in full force and effect until the RPA Termination Price is paid in full.

     (b) In the event that this Agreement becomes subject to termination as aforesaid, on the next following Monthly Payment Date, Petrobras Finance shall be obligated to repurchase from the Trustee Purchased Receivables to be Generated from and after the date this Agreement becomes subject to termination in an amount and for a purchase price equal to the aggregate of the Senior Certificate Interest and the Junior Certificate Interest (the "RPA Termination Price").

     (c) The right of the Trustee to the payment of the RPA Termination Price shall not be exclusive of any other right, power or remedy referred to herein or now or hereinafter available to the Trustee at law, in equity, by statute or otherwise. To the extent Petrobras Finance repurchases the right to Purchased Receivables pursuant to this Agreement, (a) the Trustee shall, following the delivery, in full, of the RPA Termination Price, be deemed, without further action by any Person, and without representation, recourse or warranty (express of implied), not to have any further right, title and interest in and to such Purchased Receivables to be Generated, (b) all of the right, title and interest of the Trustee in and to such Purchased Receivables to be Generated shall transfer to Petrobras Finance, and (c) the Trustee shall, at the expense of Petrobras Finance, execute such documents, and take such other steps, as Petrobras Finance shall reasonably request to terminate the Notice and Consents.

     (d) Upon the payment in full of the RPA Termination Price, and the payment in full of the principal of and interest on the Senior Trust Certificates and all other amounts payable as provided in the Trust Deed and under the Insurance Documents, this Agreement shall terminate.

     5.06 Disputed Receivables. If at any time an Authorized Officer of Petrobras Finance shall have knowledge that a representation or warranty set forth in this Agreement was false or incorrect in any material respect on the date when made or deemed made with respect to any Purchased Receivable, and such misrepresentation results in an adjustment or other reduction in the Net Invoice Amount or Collections in respect of such Purchased Receivable (it being understood that a "reduction" in Collections shall be deemed to have occurred upon any failure to collect payment of a Purchased Receivable in full within 30 days of the date on which such Purchased Receivable, in respect of which a representation and/or warranty was false or incorrect in any material respect on the date when made or deemed made, was otherwise due, or deemed due hereunder), such Receivable shall not be deemed to be a Qualified Receivable to the extent of such adjustment or reduction and Petrobras Finance shall designate for Sale to the Trustee, for no added consideration, the next Qualified Receivable or Receivables Generated which would not otherwise be Purchased Receivables in an aggregate amount at least equal to the amount of such adjustment or other reduction. Without limiting the foregoing, but without duplication, if Petrobras Finance Sells to the Trustee a Receivable that is not a Qualified Receivable, Petrobras Finance shall designate for Sale to the Trustee the next Qualified Receivable or Receivables Generated which would not otherwise be Purchased Receivables in an aggregate amount equal to such Receivable.

                         Receivables Purchase Agreement

     5.07 Adjustments. The Servicer may make adjustments to the amount payable in respect of outstanding Receivables (including Purchased Receivables) following the issuance of the Initial Invoice in accordance with the terms of the Servicing Agreement. In the event that the Servicer makes such adjustment to a Purchased Receivable and as a result thereof, the adjusted Net Invoice Amount is lower than the Net Invoice Amount of the Receivable prior to such adjustment, such Receivable shall be deemed not to be a Purchased Receivable and Petrobras Finance shall designate for Sale to the Trustee, for no added consideration, the next Qualified Receivable or Receivables Generated which would not otherwise be Purchased Receivables in an aggregate amount equal to the amount of such adjustment.

                                   ARTICLE VI

                          ADDITION OF SPECIFIED BUYERS

     6.01 Addition and Other Modification. Petrobras Finance shall have the right, from time to time, to include Buyers as additional Specified Buyers pursuant to this Article VI. In the event Petrobras Finance elects to include Buyers as additional Specified Buyers, Petrobras Finance shall deliver to the Trustee (with a copy to the Servicer) (a) an appropriately completed notice in substantially the form of Exhibit B hereto (a "Buyer Modification Notice") which shall include the date on which the addition shall take effect (the "Buyer Modification Date") and (b) a Notice and Consent executed by any additional Specified Buyer, Petrobras Finance, the U.S. Seller, Petrobras and the Trustee.

     6.02 Effect of Addition or Other Modification. Upon the satisfaction of each of the conditions set forth in Section 6.01, the list of Buyers that shall be Specified Buyers pursuant to this Agreement shall be adjusted as of the Buyer Modification Date in accordance with the additions or other modifications specified in the Buyer Modification Notice without the need for further action by any Person. Notwithstanding anything herein to the contrary, no modification to the list of Specified Buyers pursuant to this Article VI shall in any way impair the right, title and interest of the Trustee in and to Purchased Receivables of Specified Buyers Generated prior to the Buyer Modification Date or the Collections related thereto.

                                   ARTICLE VII

                         PETROBRAS PERFORMANCE GUARANTY

     7.01 Guaranty.

     (a) Petrobras irrevocably and unconditionally guarantees to the Trustee and its successors and assigns the due performance and compliance by Petrobras Finance of all of its obligations under this Agreement and each other Transaction Document to which Petrobras Finance is party, including, without limitation, the obligation of Petrobras Finance to pay the RPA Termination Price pursuant to the terms of this Agreement (all such obligations, collectively, the "Guaranteed Obligations"). Petrobras hereby waives notice of acceptance of this guaranty and notice of any liability to which it may apply and waives presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liability, suit or taking of

                         Receivables Purchase Agreement
other action by Petrobras Finance or the Trustee against, and any other notice to, any party liable thereon (including Petrobras or any other guarantor).

     (b) The obligations of Petrobras under this Article VII are absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged or terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation, any action or inaction by Petrobras Finance, the Trustee or any other Person or any invalidity, irregularity or unenforceability of all or part of the guaranteed obligations.

     (c) The guaranty under this Article VII is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of the Trustee or its successors or assigns in exercising any right, power or privilege hereunder, and no course of dealing between Petrobras, Petrobras Finance and the Trustee, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Trustee or its successors or assigns would otherwise have. No notice to or demand on Petrobras in any case shall entitle Petrobras to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Trustee to any other or further action in any circumstances without notice or demand.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     8.01 Reimbursement. Petrobras Finance agrees to reimburse the Trustee (acting on behalf of the Enhancers and Senior Certificate Holders) on demand for all reasonable and documented costs and expenses incurred by the Trustee (acting on behalf of the Enhancers and Senior Certificate Holders) in connection with the enforcement of its rights under this Agreement.

     8.02 Rights Confined to Parties. Nothing expressed or implied herein is intended or shall be construed to confer upon or to give to any Person, other than the parties hereto, any right, remedy or claim under or by reason of this Agreement, and the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto.

     8.03 Amendment or Waiver: Remedies Cumulative.

     (a) No provision of this Agreement may be amended or waived and this Agreement may not be terminated without the written consent of each of the parties hereto.

     (b) No failure or delay on the part of any party hereto in exercising any right, power or privilege hereunder or under any other document delivered in connection therewith and no course of dealing between Petrobras and Petrobras Finance shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other

                         Receivables Purchase Agreement
document delivered in connection herewith preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder or thereunder. The rights, powers and remedies herein and in any of the other documents delivered in connection herewith are cumulative and not exclusive of any rights, powers or remedies which any party hereto would otherwise have. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of such party to any other or further action in any circumstances without notice or demand.

         8.04 Binding Upon Assigns. The provisions of this Agreement (including any amendments, modifications and waivers hereof properly adopted) shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective successors and assigns. None of the parties hereto shall be entitled to assign or transfer any of its rights or obligations under this Agreement without the prior consent of the other parties hereto.

         8.05 Waiver of Immunity; Submission to Jurisdiction; Agent.

         (a) This Agreement, and any actions taken hereunder, constitute commercial acts by the parties. Each party hereto hereby irrevocably and unconditionally and to the fullest extent permitted by the laws of any jurisdiction waives and agrees not to plead or claim, any right to immunity from jurisdiction, set-off, legal proceedings, attachment prior to judgment, other attachment or execution of judgment on the grounds of sovereignty or otherwise for itself or any of its property, assets or revenues wherever located with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or any other Transaction Document to which it is a party, in each case for the benefit of any party hereto and their respective successors and assigns, it being intended that the foregoing waiver and agreement shall be effective, irrevocable and not subject to withdrawal in any and all jurisdictions.

         (b) Each of the parties hereto irrevocably agree that any legal action, suit or proceeding brought by or against it with respect to any matter under or arising out of or in any way connected with this Agreement or any document delivered pursuant to this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding may be brought in the federal courts of the United States for the Southern District of New York (and the courts of appeal thereto) and if such courts cannot or shall not hear such action, suit or proceeding, then in the courts of the County and State of New York (and the courts of appeal thereto), and by execution and delivery of this Agreement, the parties hereto hereby irrevocably accept and submit generally and unconditionally to the in person jurisdiction of the aforesaid courts with respect to any such action, suit or proceeding for themselves and in respect of any of their property, assets and revenues. In addition, the parties hereto hereby irrevocably and unconditionally waive (i) all rights to a trial by jury and (ii) to the fullest extent permitted by law, any objection which any of them may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement, brought in any of the aforesaid courts, and hereby further irrevocably and unconditionally waive and agree, to the fullest extent permitted by law, not to plead or claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                         Receivables Purchase Agreement

         (c) Petrobras Finance hereby irrevocably designates, appoints and empowers Petrobras, with offices located at 570 Lexington Avenue, 43/rd/ Floor, New York, New York 10022-6837, and its successors as its process agent and Petrobras hereby irrevocably designates, appoints and empowers its New York office located at 570 Lexington Avenue, 43rd Floor, New York, New York 10022-6837, and its successors as its process agent (each, a "Process Agent"), to receive, accept and acknowledge for and on its behalf and on behalf of its property service of any and all legal process, summons, notices and documents which may be served in any such action, suit or proceeding in the courts of the County and State of New York (and the court of appeal thereunder) or of the United States of America for the Southern District of New York (and the courts of appeal thereto), which service may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts. Each of Petrobras and Petrobras Finance agrees to take any and all action necessary to continue such designation in full force and effect; and should such Process Agent become unavailable for this purpose for any reason, each of Petrobras and Petrobras Finance shall forthwith irrevocably designate a new Process Agent with an office in New York, New York, which shall agree to act as such, with the powers and for the purposes specified in this subsection. Each of Petrobras and Petrobras Finance further irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents of any of the aforesaid courts in any such action, suit or proceeding by hand delivery, to it at its address set forth in Section 8.06(b) or to any other address of which it shall have given notice pursuant to Section 8.06 or to its then Process Agent.

         8.06 Notices.

         (a) Except as otherwise expressly provided herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall become effective when received. Any written notice shall either be mailed, certified or registered mail, return receipt requested with proper postage for airmail prepaid, or by overnight delivery service (providing for delivery receipts) or delivered by hand or sent in the form of a tested telex or confirmed facsimile.

         (b) All notices, requests, demands or other communications under this Agreement shall be addressed as follows or as any of the parties to this Agreement shall have specified to all other parties in writing:

                         Receivables Purchase Agreement

         To Petrobras Finance:
         Petrobras Finance Ltd.
         Attn:    Lair Oliveira
                  Director
                  Room 302L

         Avenida Republica do Chile
         20035-900
         Rio de Janeiro-R5, Brazil

         Telephone:        011 55 21 2534 1450
                           011 55 21 2534 4258

         with a copy to:

         To Petrobras:
         Petroleo Brasileiro S.A. - Petrobras
         Attn:    Lair Oliveira
                  Manager - Long-Term Finance
                  Room 302L

         Avenida Republica do Chile
         20035-900
         Rio de Janeiro-R5, Brazil

         Teleophone:       011 55 2534 1450
                           011 55 2534 4258


         To the Trustee:

         U.S. Bank, National Association, Cayman Islands Branch
         c/o IBJ Whitehall Bank and Trust Company
         P.O. Box 1040 GT
         Grand Cayman, Cayman Islands
         Telephone:  (345) 949-2849
         Facsimile:  (345) 949-5409

         with a copy to:

         U.S. Bank Trust National Association
         100 Wall Street, Suite 1600
         New York, New York  10005
         Telephone:  (212) 361-2501
         Facsimile:  (212) 809-5459

         To the Servicer:

                         Receivables Purchase Agreement

         Petrobras International Finance Company
         Attn:    Mariangela Monteiro Tizatto
                  Deputy General Manager Accounting
                  Room 301 M

         Avenida Republica do Chile
         20035-900
         Rio de Janeiro-R5, Brazil


         Telephone:        011 55 21 2534 6245
                           011 55 21 2534 0438


         8.07 Severability

         . Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         8.08 Governing Law. THE PROVISIONS OF THIS AGREEMENT, AND ALL THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, EXCEPT FOR THE PROVISIONS HEREIN GOVERNING THE SALE OF THE RECEIVABLES WHICH SHALL BE GOVERNED BY THE LAWS OF THE CAYMAN ISLANDS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

         8.09 Use of English Language. All certificates, reports, notices and other documents and communications given or delivered pursuant to this Agreement shall be in the English language or accompanied by a certified English translation.

         8.10 Judgment Currency.

         (a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in U.S. Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the party in question could purchase U.S. Dollars with such other currency in New York City at 11:00 a.m. New York City time on the Business Day preceding that on which final judgment is made.

         (b) The obligation of either party in respect of any sum due from it to the other shall, notwithstanding any judgment in a currency other than U.S. Dollars, be discharged only to the extent that on the Business Day following receipt by the recipient of any sum adjudged to be so due in such other currency may in accordance with normal banking procedures purchase U.S. Dollars with such other currency. If the U.S. Dollars so purchased are less than the sum originally due to the recipient in U.S. Dollars, the parties agree, as a separate obligation and

                         Receivables Purchase Agreement
notwithstanding any such payment or judgment, to indemnify the recipient against such loss, and if the U.S. Dollars so purchased exceed the sum originally due to the recipient in U.S. Dollars, the recipient agrees to remit to the other such excess.

         8.11 Counterparts. This Agreement may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement.

         8.12 Survival of Representations and Warranties. Notwithstanding anything to the contrary herein, all representations and warranties provided by Petrobras Finance and Petrobras in Article III hereof and the obligations of Petrobras Finance under Sections 8.01, 8.13 and 8.14 hereof, shall survive, in the form given on the date of this Agreement, the termination of this Agreement.

         8.13 Certain Indemnities.

         (a) Without prejudice to any other rights which the Trustee may have under this Agreement or under applicable law, Petrobras Finance covenants and agrees to indemnify and hold harmless the Trustee on behalf of the Senior Certificate Holders and the Enhancers on an after-tax basis from and against any and all damages, losses, claims, liabilities, fees and expenses (including reasonable and documented fees and disbursements for external counsel) awarded against or incurred by it arising out of or as a result of (i) any Lien on, or any set-off, defense or counterclaim asserted by any Person against, the Purchased Receivables created by, or resulting from claims against, Petrobras Finance, Petrobras or any Affiliate thereof, (ii) any representation or warranty made by Petrobras Finance, Petrobras or any Affiliate thereof in this Agreement, any other Transaction Document or in any writing furnished by Petrobras Finance, Petrobras or any Affiliate thereof in connection with or pursuant to this Agreement that proves to have been false or incorrect in any material respect on the date as of which such representation or warranty is made or deemed made,
(iii) any claim (whether against the Trustee, the Trust, any Senior Certificate Holder or any Enhancer) resulting from the Sale to the Trustee of the Purchased Receivables or from the execution, delivery or performance by the Trustee of the Transaction Documents, or (iv) the enforcement against Petrobras Finance, Petrobras, or any Affiliate thereof of any of its respective obligations under any Transaction Document. For the avoidance of doubt, Indemnified Costs shall not include any claims for principal, interest, Additional Amounts or premiums in respect of the Trust Certificates or Guaranty Reimbursements related thereto.

         (b) In consideration of the Tax Indemnification Fee, Petrobras Finance covenants and agrees to indemnify and hold harmless the Trustee against any Indemnified Taxes. All payments to be made or deemed made by Petrobras Finance under this Agreement or any other Transaction Document to which Petrobras Finance is a party or any other document contemplated therein or required to be executed thereby shall be made without withholding or deduction for or on account of any Taxes unless Petrobras Finance shall pay such additional amounts as may be necessary in order that the net amounts received by the Trustee after such withholding or deduction shall equal the amount that would have been received if no withholding or deduction had been made.

                         Receivables Purchase Agreement

         (c) Petrobras Finance covenants and agrees to indemnify and hold harmless the Trustee against any Indemnified Costs.

         8.14 Payments. Any payment to be made to the Trustee by Petrobras Finance hereunder shall be made in U.S. Dollars, in immediately available funds, without deduction, set-off, counterclaims or condition whatsoever including, without limitation, by reason of any Taxes, to the Purchased Receivables Account. Petrobras Finance has instructed Petrobras to pay any Termination Payment (as defined in the Prepayment Agreement) payable to Petrobras Finance under the Prepayment Agreement into the Purchased Receivables Account.

         8.15 Liability of Trustee.

         (a) Subject to Section 8.15(b), the parties hereto each acknowledges that the Trustee is acting solely in its capacity as trustee of the Trust and not in its individual capacity and that the rights of the parties to claim against the Trustee in respect of any obligations or liabilities of the Trustee owed to any of the parties hereto hereunder (including to pay fees and expenses) are limited solely to the assets of the Trust Property from time to time and each of the parties hereto shall have no rights of recourse against the Trustee in its personal capacity and once the assets in the Trust Property are exhausted any remaining obligations or liabilities of the Trustee owed to any of the parties hereunder shall be extinguished.

         (b) Notwithstanding anything to the contrary contained in this Agreement, the Trustee shall not be relieved from any obligation, claim or liability to the extent of and arising from the Trustee's fraud, willful misconduct, negligence or breach of trust.

         8.16 No Petition. Petrobras shall not be entitled to take any step for the winding-up of, or initiate proceedings against, the Trustee under any applicable bankruptcy, reorganization or insolvency laws or laws with similar effect.

         8.17 Limited Recourse. Petrobras hereby agrees that its only recourse for the payment of any obligations owing to it by Petrobras Finance hereunder or in connection with the Transaction Documents and the transactions contemplated hereby and thereby, including but not limited to payments in respect of any liability arising out of breaches of representations, warranties and covenants given by Petrobras Finance, shall in all events be limited to Receivables and any other monies and assets which are available to Petrobras Finance. Petrobras further agrees that it shall not otherwise take or pursue any judicial proceedings or other actions, or join with any Person in taking or pursuing any such proceedings or actions, against Petrobras Finance or its assets, or exercise any other right or remedy that it might otherwise have against Petrobras Finance or its assets, other than in respect of such assets, for payment of any obligations referred to in the immediately preceding sentence and that Petrobras Finance shall not otherwise be liable for such obligations and any claim therefor shall be extinguished.

                            [SIGNATURES ON NEXT PAGE]

                         Receivables Purchase Agreement

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized on the day and year first above written.

                                PETROBRAS FINANCE LTD.



                                By:_____________________________________________
                                   Name:
                                   Title:



                                PETROLEO BRASILEIRO S.A - PETROBRAS



                                By:_____________________________________________
                                   Name:
                                   Title:



                                By:_____________________________________________
                                   Name:
                                   Title:



                                U.S. BANK, NATIONAL ASSOCIATION,
                                CAYMAN ISLANDS BRANCH,
                                   as Trustee for PF EXPORT RECEIVABLES
                                   MASTER TRUST



                                By:_____________________________________________
                                   Name:
                                   Title:

                         Receivables Purchase Agreement

WITNESSES

1.   By:_____________________________________________
        Name:



2.   By:_____________________________________________
        Name:

                         Receivables Purchase Agreement

                                                                         Annex A
                                           to the Receivables Purchase Agreement

                        SCHEDULE OF OFFTAKER RECEIVABLES

------------------------------------------------------------------------------------------------------------------------------------
                                                   Scheduled Offtaker Receivables
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Principal
 Payment    Amortization on        Fixed Interest &                                                  Quarterly Delivery
   Date       All Series           Scheduled Fees       Interest on Floating-Rate Series                 Requirement
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 1-Mar-02                -    +         6,654,375    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Jun-02                -    +         8,553,125    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Sep-02                -    +         8,553,125    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Dec-02                -    +         8,553,125    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Mar-03                -    +         8,553,125    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Jun-03                -    +         8,553,125    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Sep-03                -    +         8,553,125    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Dec-03                -    +         8,553,125    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Mar-04                -    +         8,553,125    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Jun-04                -    +         8,553,125    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Sep-04                -    +         8,553,125    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Dec-04                -    +         8,553,125    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Mar-05       19,940,000    +         8,553,125    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Jun-05       20,280,000    +         8,303,728    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Sep-05       20,590,000    +         8,050,107    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Dec-05       20,930,000    +         7,792,676    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Mar-06       21,270,000    +         7,531,026    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Jun-06       21,620,000    +         7,265,153    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Sep-06       21,960,000    +         6,994,870    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Dec-06       22,320,000    +         6,720,363    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Mar-07       22,670,000    +         6,441,250    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Jun-07       23,040,000    +         6,157,892    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Sep-07       23,380,000    +         5,869,901    +  Interest on Floating-Rate Series   =  Quarterly Delivery Requirement *1.1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------

------------------------------------------

------------------------------------------

 Payment
   Date             Offtaker Receivables
------------------------------------------
------------------------------------------
 1-Mar-02       =   Offtaker Receivables
------------------------------------------
 1-Jun-02       =   Offtaker Receivables
------------------------------------------
 1-Sep-02       =   Offtaker Receivables
------------------------------------------
 1-Dec-02       =   Offtaker Receivables
------------------------------------------
 1-Mar-03       =   Offtaker Receivables
------------------------------------------
 1-Jun-03       =   Offtaker Receivables
------------------------------------------
 1-Sep-03       =   Offtaker Receivables
------------------------------------------
 1-Dec-03       =   Offtaker Receivables
------------------------------------------
 1-Mar-04       =   Offtaker Receivables
------------------------------------------
 1-Jun-04       =   Offtaker Receivables
------------------------------------------
 1-Sep-04       =   Offtaker Receivables
------------------------------------------
 1-Dec-04       =   Offtaker Receivables
------------------------------------------
 1-Mar-05       =   Offtaker Receivables
------------------------------------------
 1-Jun-05       =   Offtaker Receivables
------------------------------------------
 1-Sep-05       =   Offtaker Receivables
------------------------------------------
 1-Dec-05       =   Offtaker Receivables
------------------------------------------
 1-Mar-06       =   Offtaker Receivables
------------------------------------------
 1-Jun-06       =   Offtaker Receivables
------------------------------------------
 1-Sep-06       =   Offtaker Receivables
------------------------------------------
 1-Dec-06       =   Offtaker Receivables
------------------------------------------
 1-Mar-07       =   Offtaker Receivables
------------------------------------------
 1-Jun-07       =   Offtaker Receivables
------------------------------------------
 1-Sep-07       =   Offtaker Receivables
------------------------------------------

                   Annex A to Receivables Purchase Agreement

------------------------------------------------------------------------------------------------------------------------------------
                                                   Scheduled Offtaker Receivables
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Principal
 Payment    Amortization on      Fixed Interest &                                                  Quarterly Delivery
   Date       All Series          Scheduled Fees        Interest on Floating-Rate Series               Requirement
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 1-Dec-07       23,770,000  +           5,577,523  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Mar-08       24,160,000  +           5,280,294  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Jun-08       24,540,000  +           4,978,211  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Sep 08       24,960,000  +           4,671,304  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Dec-08       25,350,000  +           4,359,302  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Mar-09       25,750,000  +           4,042,446  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Jun-09       26,160,000  +           3,720,547  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Sep-09       26,580,000  +           3,393,412  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Dec-09       27,010,000  +           3,061,014  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Mar-10       27,460,000  +           2,723,325  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Jun-10       27,900,000  +           2,379,963  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Sep-10       28,340,000  +           2,031,120  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Dec-10       28,820,000  +           1,676,795  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Mar-11       21,680,000  +           1,316,713  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Jun-11       22,030,000  +           1,051,879  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Sep-11       22,390,000  +             782,651  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Dec-11       22,770,000  +             509,166  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Mar-12        9,720,000  +             231,041  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Jun-12        9,890,000  +             204,797  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Sep-12       10,040,000  +             178,094  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Dec-12       10,200,000  +             150,986  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Mar-13       10,370,000  +             123,446  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Jun-13       10,540,000  +              95,447  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Sep-13       10,700,000  +              66,989  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
 1-Dec-13       10,870,000  +              38,099  +    Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *1.1
------------------------------------------------------------------------------------------------------------------------------------
         =================     ==================
 Totals  $     750,000,000     $      233,063,403
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------

------------------------------------------

------------------------------------------
 Payment
   Date       Offtaker Receivables
------------------------------------------
 1-Dec-07  =  Offtaker Receivables
------------------------------------------
 1-Mar-08  =  Offtaker Receivables
------------------------------------------
 1-Jun-08  =  Offtaker Receivables
------------------------------------------
 1-Sep 08  =  Offtaker Receivables
------------------------------------------
 1-Dec-08  =  Offtaker Receivables
------------------------------------------
 1-Mar-09  =  Offtaker Receivables
------------------------------------------
 1-Jun-09  =  Offtaker Receivables
------------------------------------------
 1-Sep-09  =  Offtaker Receivables
------------------------------------------
 1-Dec-09  =  Offtaker Receivables
------------------------------------------
 1-Mar-10  =  Offtaker Receivables
------------------------------------------
 1-Jun-10  =  Offtaker Receivables
------------------------------------------
 1-Sep-10  =  Offtaker Receivables
------------------------------------------
 1-Dec-10  =  Offtaker Receivables
------------------------------------------
 1-Mar-11  =  Offtaker Receivables
------------------------------------------
 1-Jun-11  =  Offtaker Receivables
------------------------------------------
 1-Sep-11  =  Offtaker Receivables
------------------------------------------
 1-Dec-11  =  Offtaker Receivables
------------------------------------------
 1-Mar-12  =  Offtaker Receivables
------------------------------------------
 1-Jun-12  =  Offtaker Receivables
------------------------------------------
 1-Sep-12  =  Offtaker Receivables
------------------------------------------
 1-Dec-12  =  Offtaker Receivables
------------------------------------------
 1-Mar-13  =  Offtaker Receivables
------------------------------------------
 1-Jun-13  =  Offtaker Receivables
------------------------------------------
 1-Sep-13  =  Offtaker Receivables
------------------------------------------

 1-Dec-13  =  Offtaker Receivables
------------------------------------------

------------------------------------------

                    Amex A to Receivables Purchase Agreement

                                                                         Annex B
                                           to the Receivables Purchase Agreement

                  SCHEDULE OF ADDITIONAL PURCHASED RECEIVABLES

------------------------------------------------------------------------------------------------------------------------------------
                                           Scheduled Additional Purchased Receivables
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                 Principal
  Payment     Amortization on     Fixed Interest &                                             Quarterly Delivery
    Date        All Series        Scheduled Fees       Interest on Floating-Rate Series            Requirement
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  1-Mar-02                 -  +       6,654,375     +  Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *0.1  +
------------------------------------------------------------------------------------------------------------------------------------
  1-Jun-02                 -  +       8,553,125     +  Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *0.1  +
------------------------------------------------------------------------------------------------------------------------------------
  1-Sep-02                 -  +       8,553,125     +  Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *0.1  +
------------------------------------------------------------------------------------------------------------------------------------
  1-Dec-02                 -  +       8,553,125     +  Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *0.1  +
------------------------------------------------------------------------------------------------------------------------------------
  1-Mar-03                 -  +       8,553,125     +  Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *0.1  +
------------------------------------------------------------------------------------------------------------------------------------
  1-Jun-03                 -  +       8,553,125     +  Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *0.1  +
------------------------------------------------------------------------------------------------------------------------------------
  1-Sep-03                 -  +       8,553,125     +  Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *0.1  +
------------------------------------------------------------------------------------------------------------------------------------
  1-Dec-03                 -  +       8,553,125     +  Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *0.1  +
------------------------------------------------------------------------------------------------------------------------------------
  1-Mar-04                 -  +       8,553,125     +  Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *0.1  +
------------------------------------------------------------------------------------------------------------------------------------
  1-Jun-04                 -  +       8,553,125     +  Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *0.1  +
------------------------------------------------------------------------------------------------------------------------------------
  1-Sep-04                 -  +       8,553,125     +  Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *0.1  +
------------------------------------------------------------------------------------------------------------------------------------
  1-Dec-04                 -  +       8,553,125     +  Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *0.1  +
------------------------------------------------------------------------------------------------------------------------------------
  1-Mar-05                 -  +       8,553,125     +  Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *0.1  +
------------------------------------------------------------------------------------------------------------------------------------
  1-Jun-05        20,280,000  +       8,303,728     +  Interest on Floating-Rate Series  =  Quarterly Delivery Requirement  *0.1  +
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------
  Payment        Increase           Tax                 Additional
    Date          Reserve        Indemnity              Purchased
                  Account           Fee                 Receivables
------------------------------------------------------------------------
------------------------------------------------------------------------
                                                    Additional Purchased
  1-Mar-02            -       -   4,166.67     =         Receivables
-------------------------------------------------------------------------
                                                     Additional Purchased
  1-Jun-02            -       -   4,166.67     =         Receivables
-------------------------------------------------------------------------
                                                     Additional Purchased
  1-Sep-02            -       -   4,166.67     =         Receivables
-------------------------------------------------------------------------
                                                     Additional Purchased
  1-Dec-02            -       -   4,166.67     =         Receivables
-------------------------------------------------------------------------
                                                     Additional Purchased
  1-Mar-03            -       -   4,166.67     =         Receivables
-------------------------------------------------------------------------
                                                     Additional Purchased
  1-Jun-03            -       -   4,166.67     =         Receivables
-------------------------------------------------------------------------
                                                     Additional Purchased
  1-Sep-03            -       -   4,166.67     =         Receivables
-------------------------------------------------------------------------
                                                     Additional Purchased
  1-Dec-03            -       -   4,166.67     =         Receivables
-------------------------------------------------------------------------
                                                     Additional Purchased
  1-Mar-04            -       -   4,166.67     =         Receivables
-------------------------------------------------------------------------
                                                     Additional Purchased
  1-Jun-04            -       -   4,166.67     =         Receivables
-------------------------------------------------------------------------
                                                     Additional Purchased
  1-Sep-04            -       -   4,166.67     =         Receivables
-------------------------------------------------------------------------
                                                     Additional Purchased
  1-Dec-04       19,940,000   -   4,166.67     =         Receivables
-------------------------------------------------------------------------
                                                     Additional Purchased
  1-Mar-05            -       -   4,166.67     =         Receivables
-------------------------------------------------------------------------
                                                     Additional Purchased
  1-Jun-05            -       -   4,166.67     =         Receivables
-------------------------------------------------------------------------

                   Annex B to Receivables Purchase Agreement

------------------------------------------------------------------------------------------------------------------------------------
                                             Scheduled Additional Purchased Receivables
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Principal
              Amortization
  Payment        on All          Fixed Interest &         Interest on Floating-Rate                  Quarterly Delivery
   Date          Series          Scheduled Fees                     Series                              Requirement
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

  1-Sep-05     20,590,000  +     8,050,107          +  Interest on Floating-Rate Series    =   Quarterly Delivery Requirement  *0.1
-----------------------------------------------------------------------------------------------------------------------------------

  1-Dec-05     20,930,000  +     7,792,676          +  Interest on Floating-Rate Series    =   Quarterly Delivery Requirement  *0.1
-----------------------------------------------------------------------------------------------------------------------------------

  1-Mar-06     21,270,000  +     7,531,026          +  Interest on Floating-Rate Series    =   Quarterly Delivery Requirement  *0.1
-----------------------------------------------------------------------------------------------------------------------------------

  1-Jun-06     21,620,000  +     7,265,153          +  Interest on Floating-Rate Series    =   Quarterly Delivery Requirement  *0.1
-----------------------------------------------------------------------------------------------------------------------------------

  1-Sep-06     21,960,000  +     6,994,870          +  Interest on Floating-Rate Series    =   Quarterly Delivery Requirement  *0.1
-----------------------------------------------------------------------------------------------------------------------------------

  1-Dec-06     22,320,000  +     6,720,363          +  Interest on Floating-Rate Series    =   Quarterly Delivery Requirement  *0.1
-----------------------------------------------------------------------------------------------------------------------------------

  1-Mar-07     22,670,000  +     6,441,250          +  Interest on Floating-Rate Series    =   Quarterly Delivery Requirement  *0.1
-----------------------------------------------------------------------------------------------------------------------------------

  1-Jun-07     23,040,000  +     6,157,892          +  Interest on Floating-Rate Series    =   Quarterly Delivery Requirement  *0.1
-----------------------------------------------------------------------------------------------------------------------------------

  1-Sep-07     23,380,000  +     5,869,901          +  Interest on Floating-Rate Series    =   Quarterly Delivery Requirement  *0.1
-----------------------------------------------------------------------------------------------------------------------------------

  1-Dec-07     23,770,000  +     5,577,523          +  Interest on Floating-Rate Series    =   Quarterly Delivery Requirement  *0.1
-----------------------------------------------------------------------------------------------------------------------------------

  1-Mar-08     24,160,000  +     5,280,294          +  Interest on Floating-Rate Series    =   Quarterly Delivery Requirement  *0.1
-----------------------------------------------------------------------------------------------------------------------------------

  1-Jun-08     24,540,000  +     4,978,211          +  Interest on Floating-Rate Series    =   Quarterly Delivery Requirement  *0.1
-----------------------------------------------------------------------------------------------------------------------------------

  1-Sep-08     24,960,000  +     4,671,304          +  Interest on Floating-Rate Series    =   Quarterly Delivery Requirement  *0.1
-----------------------------------------------------------------------------------------------------------------------------------

  1-Dec-08     25,350,000  +     4,359,302          +  Interest on Floating-Rate Series    =   Quarterly Delivery Requirement  *0.1
-----------------------------------------------------------------------------------------------------------------------------------

  1-Mar-09     25,750,000  +     4,042,446          +  Interest on Floating-Rate Series    =   Quarterly Delivery Requirement  *0.1
-----------------------------------------------------------------------------------------------------------------------------------

  1-Jun-09     26,160,000  +     3,720,547          +  Interest on Floating-Rate Series    =   Quarterly Delivery Requirement  *0.1
-----------------------------------------------------------------------------------------------------------------------------------

  1-Sep-09     26,580,000  +     3,393,412          +  Interest on Floating-Rate Series    =   Quarterly Delivery Requirement  *0.1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                  Increase            Tax                  Additional
  Payment         Reverse          Indemnity               Purchased
   Date           Account             Fee                 Receivables
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                                      Additional Purchased
  1-Sep-05   +    -          -      4,166.67    =         Receivables
-----------------------------------------------------------------------------
                                                      Additional Purchased
  1-Dec-05   +    -          -      4,166.67    =         Receivables
-----------------------------------------------------------------------------
                                                      Additional Purchased
  1-Mar-06   +    -          -      4,166.67    =         Receivables
-----------------------------------------------------------------------------
                                                      Additional Purchased
  1-Jun-06   +    -          -      4,166.67    =         Receivables
-----------------------------------------------------------------------------
                             -                        Additional Purchased
  1-Sep-06   +    -                 4,166.67    =         Receivables
-----------------------------------------------------------------------------
                             -                        Additional Purchased
  1-Dec-06   +    -                 4,166.67    =         Receivables
-----------------------------------------------------------------------------
                             -                        Additional Purchased
  1-Mar-07   +    -                 4,166.67    =         Receivables
-----------------------------------------------------------------------------
                             -                        Additional Purchased
  1-Jun-07   +    -                 4,166.67    =         Receivables
-----------------------------------------------------------------------------
                             -                        Additional Purchased
  1-Sep-07   +    -                 4,166.67    =         Receivables
-----------------------------------------------------------------------------
                             -                        Additional Purchased
  1-Dec-07   +    -                 4,166.67    =         Receivables
-----------------------------------------------------------------------------
                             -                        Additional Purchased
  1-Mar-08   +    -                 4,166.67    =         Receivables
-----------------------------------------------------------------------------
                             -                        Additional Purchased
  1-Jun-08   +    -                 4,166.67    =         Receivables
-----------------------------------------------------------------------------
                             -                        Additional Purchased
  1-Sep-08   +    -                 4,166.67    =         Receivables
-----------------------------------------------------------------------------
                             -                        Additional Purchased
  1-Dec-08   +    -                 4,166.67    =         Receivables
-----------------------------------------------------------------------------
                             -                        Additional Purchased
  1-Mar-09   +    -                 4,166.67    =         Receivables
-----------------------------------------------------------------------------
                                                      Additional Purchased
  1-Jun-09   +    -          -      4,166.67    =         Receivables
-----------------------------------------------------------------------------
                                                      Additional Purchased
  1-Sep-09   +    -          -      4,166.67    =         Receivables
-----------------------------------------------------------------------------

                   Annex B to Receivables Purchase Agreement

------------------------------------------------------------------------------------------------------------------------------------
                                              Scheduled Additional Purchase Receivables
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Principal
             Amortization                                                                                                Increase
  Payment       on All    Fixed Interest &     Interest on Floating-Rate            Quarterly Delivery                   Reserve
   Date         Series    Scheduled Fees                 Series                        Requirement                       Account
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  1-Dec-09    27,010,000 +  3,061,014   +  Interest on Floating-Rate Series = Quarterly Delivery Requirement  * 0.1  +  -       -
------------------------------------------------------------------------------------------------------------------------------------

  1-Mar-10    27,460,000 +  2,723,325   +  Interest on Floating-Rate Series = Quarterly Delivery Requirement  * 0.1  +  -       -
------------------------------------------------------------------------------------------------------------------------------------

  1-Jun-10    27,900,000 +  2,379,963   +  Interest on Floating-Rate Series = Quarterly Delivery Requirement  * 0.1  +  -       -
------------------------------------------------------------------------------------------------------------------------------------

  1-Sep-10    28,340,000 +  2,031,120   +  Interest on Floating-Rate Series = Quarterly Delivery Requirement  * 0.1  +  -       -
------------------------------------------------------------------------------------------------------------------------------------

  1-Dec-10    28,820,000 +  1,676,795   +  Interest on Floating-Rate Series = Quarterly Delivery Requirement  * 0.1  +  -       -
------------------------------------------------------------------------------------------------------------------------------------

  1-Mar-11    21,680,000 +  1,316,713   +  Interest on Floating-Rate Series = Quarterly Delivery Requirement  * 0.1  +  -       -
------------------------------------------------------------------------------------------------------------------------------------

  1-Jun-11    22,030,000 +  1,051,879   +  Interest on Floating-Rate Series = Quarterly Delivery Requirement  * 0.1  +  -       -
------------------------------------------------------------------------------------------------------------------------------------

  1-Sep-11    22,390,000 +    782,651   +  Interest on Floating-Rate Series = Quarterly Delivery Requirement  * 0.1  +  -       -
------------------------------------------------------------------------------------------------------------------------------------

  1-Dec-11    22,770,000 +    509,166   +  Interest on Floating-Rate Series = Quarterly Delivery Requirement  * 0.1  +  -       -
------------------------------------------------------------------------------------------------------------------------------------

  1-Mar-12     9,720,000 +    231,041   +  Interest on Floating-Rate Series = Quarterly Delivery Requirement  * 0.1  +  -       -
------------------------------------------------------------------------------------------------------------------------------------

  1-Jun-12     9,890,000 +    204,797   +  Interest on Floating-Rate Series = Quarterly Delivery Requirement  * 0.1  +  -       -
------------------------------------------------------------------------------------------------------------------------------------

  1-Sep-12    10,040,000 +    178,094   +  Interest on Floating-Rate Series = Quarterly Delivery Requirement  * 0.1  +  -       -
------------------------------------------------------------------------------------------------------------------------------------

  1-Dec-12    10,200,000 +    150,986   +  Interest on Floating-Rate Series = Quarterly Delivery Requirement  * 0.1  +  -       -
------------------------------------------------------------------------------------------------------------------------------------

  1-Mar-13    10,370,000 +    123,446   +  Interest on Floating-Rate Series = Quarterly Delivery Requirement  * 0.1  +  -       -
------------------------------------------------------------------------------------------------------------------------------------

  1-Jun-13    10,540,000 +     95,447   +  Interest on Floating-Rate Series = Quarterly Delivery Requirement  * 0.1  +  -       -
------------------------------------------------------------------------------------------------------------------------------------

  1-Sep-13    10,700,000 +     66,989   +  Interest on Floating-Rate Series = Quarterly Delivery Requirement  * 0.1  +  -       -
------------------------------------------------------------------------------------------------------------------------------------

  1-Dec-13    10,870,000 +     38,099   +  Interest on Floating-Rate Series = Quarterly Delivery Requirement  * 0.1  +  -       -
              ==========       ======
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------

----------------------------------------------

----------------------------------------------

               Tax              Additional
  Payment    Indemnity          Purchased
   Date        Fee             Receivables
----------------------------------------------
----------------------------------------------
                         Additional Purchased
  1-Dec-09   4,166.67 =     Receivables
----------------------------------------------
                         Additional Purchased
  1-Mar-10   4,166.67 =     Receivables
----------------------------------------------
                         Additional Purchased
  1-Jun-10   4,166.67 =     Receivables
----------------------------------------------
                         Additional Purchased
  1-Sep-10   4,166.67 =     Receivables
----------------------------------------------
                         Additional Purchased
  1-Dec-10   4,166.67 =     Receivables
----------------------------------------------
                         Additional Purchased
  1-Mar-11   4,166.67 =     Receivables
----------------------------------------------
                         Additional Purchased
  1-Jun-11   4,166.67 =     Receivables
----------------------------------------------
                         Additional Purchased
  1-Sep-11   4,166.67 =     Receivables
----------------------------------------------
                         Additional Purchased
  1-Dec-11   4,166.67 =     Receivables
----------------------------------------------
                         Additional Purchased
  1-Mar-12   4,166.67 =     Receivables
----------------------------------------------
                         Additional Purchased
  1-Jun-12   4,166.67 =     Receivables
----------------------------------------------
                         Additional Purchased
  1-Sep-12   4,166.67 =     Receivables
----------------------------------------------
                         Additional Purchased
  1-Dec-12   4,166.67 =     Receivables
----------------------------------------------
                         Additional Purchased
  1-Mar-13   4,166.67 =     Receivables
----------------------------------------------
                         Additional Purchased
  1-Jun-13   4,166.67 =     Receivables
----------------------------------------------
                         Additional Purchased
  1-Sep-13   4,166.67 =     Receivables
----------------------------------------------
                         Additional Purchased
  1-Dec-13   4,166.67 =     Receivables

----------------------------------------------

                    Annex B to Receivables Purchase Agreement

------------------------------------------------------------------------------------------------------------------------------------
                                              Scheduled Additional Purchase Receivables
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Principal
             Amortization                                                                                                Increase
  Payment       on All    Fixed Interest &     Interest on Floating-Rate            Quarterly Delivery                   Reserve
   Date         Series    Scheduled Fees                 Series                        Requirement                       Account
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
               $750,000,0
   Totals               0 $233,063,403
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------

-------------------------------------

-------------------------------------

  Tax              Additional
Indemnity          Purchased
  Fee             Receivables
-------------------------------------
-------------------------------------


--------------------------------------

                   Annex B to Receivables Purchase Agreement

                                                                         Annex C
                                           to the Receivables Purchase Agreement

                     SCHEDULE OF JUNIOR CERTIFICATE PAYMENTS

----------------------------------------------
    Scheduled Junior Certificate Payments
----------------------------------------------
----------------------------------------------
Payment Date       Notional Payments on Junior
                        Trust Certificates
----------------------------------------------
----------------------------------------------
  1-Mar-02                                   -
----------------------------------------------
  1-Jun-02                                   -
----------------------------------------------
  1-Sep-02                                   -
----------------------------------------------
  1-Dec-02                                   -
----------------------------------------------
  1-Mar-03                                   -
----------------------------------------------
  1-Jun-03                                   -
----------------------------------------------
  1-Sep-03                                   -
----------------------------------------------
  1-Dec-03                                   -
----------------------------------------------
  1-Mar-04                                   -
----------------------------------------------
  1-Jun-04                                   -
----------------------------------------------
  1-Sep-04                                   -
----------------------------------------------
  1-Dec-04                                   -
----------------------------------------------
  1-Mar-05                           3,988,000
----------------------------------------------
  1-Jun-05                           4,056,000
----------------------------------------------
  1-Sep-05                           4,118,000
----------------------------------------------
  1-Dec-05                           4,186,000
----------------------------------------------
  1-Mar-06                           4,254,000
----------------------------------------------
  1-Jun-06                           4,324,000
----------------------------------------------
  1-Sep-06                           4,392,000
----------------------------------------------
  1-Dec-06                           4,464,000
----------------------------------------------
  1-Mar-07                           4,534,000
----------------------------------------------
  1-Jun-07                           4,608,000
----------------------------------------------
  1-Sep-07                           4,676,000
----------------------------------------------
  1-Dec-07                           4,754,000
----------------------------------------------
  1-Mar-08                           4,832,000
----------------------------------------------
  1-Jun-08                           4,908,000
----------------------------------------------
  1-Sep-08                           4,992,000
----------------------------------------------
  1-Dec-08                           5,070,000
----------------------------------------------
  1-Mar-09                           5,150,000
----------------------------------------------
  1-Jun-09                           5,232,000
----------------------------------------------
  1-Sep-09                           5,316,000
----------------------------------------------
  1-Dec-09                           5,402,000
----------------------------------------------
  1-Mar-10                           5,492,000
----------------------------------------------
  1-Jun-10                           5,580,000
----------------------------------------------

                   Annex C to Receivables Purchase Agreement

----------------------------------------------
    Scheduled Junior Certificate Payments
----------------------------------------------
----------------------------------------------
Payment Date       Notional Payments on Junior
                        Trust Certificates
----------------------------------------------
----------------------------------------------
 1-Sep-10                            5,668,000
----------------------------------------------
 1-Dec-10                            5,764,000
----------------------------------------------
 1-Mar-11                            4,336,000
----------------------------------------------
 1-Jun-11                            4,406,000
----------------------------------------------
 1-Sep-11                            4,478,000
----------------------------------------------
 1-Dec-11                            4,554,000
----------------------------------------------
 1-Mar-12                            1,944,000
----------------------------------------------
 1-Jun-12                            1,978,000
----------------------------------------------
 1-Sep-12                            2,008,000
----------------------------------------------
 1-Dec-12                            2,040,000
----------------------------------------------
 1-Mar-13                            2,074,000
----------------------------------------------
 1-Jun-13                            2,108,000
----------------------------------------------
 1-Sep-13                            2,140,000
----------------------------------------------
 1-Dec-13                            2,174,000
----------------------------------------------
   Total    $                      150,000,000
----------------------------------------------

                   Annex C to Receivables Purchase Agreement

                                                                         Annex D
                                           to the Receivables Purchase Agreement

                     DEFINITIONS OF BUNKER FUEL AND FUEL OIL

         "Bunker Fuel" means marine fuels that are burned in the boilers or engines of ships. Bunker Fuel is generally of two types:

         1. Intermediate Fuel Oil (IFO) or Marine Fuel (MF) - IFO or MF is a blended oil with a viscosity between heavy fuel oil and cutter stock (middle distillates) that is formulated to achieve a specific viscosity. IFOs are used in ships' main engines and occasionally in auxiliary engines. The two most common types of IFO are 380 cSt and 180 cSt.

         2. Marine Diesel Fuel (MDO) or Marine Gas Oil (MGO) - MDO or MGO is a light distillate fuel frequently used in auxiliary engines and in the main engines of military vessels.

         For the purpose of all Transaction Documents, an "export" of Bunker Fuel shall include any sale of Bunker Fuel in Brazil to ships owned by non-Brazilian companies.

         "Fuel Oil" means fuel oil that originates from residual fractions of distillation units at the refinery and from other processes such as deasphalting.

                   Annex D to Receivables Purchase Agreement

                                                                     Exhibit A-1
                                           to the Receivables Purchase Agreement

                     FORM OF NOTICE AND CONSENT TO SPECIFIED
                       BUYERS OF ELIGIBLE PRODUCTS SOLD BY
                PETROBRAS FINANCE LTD. AND AFFILIATES IN THE U.S.


                                                                          [Date]


[Specified Buyer]
[Address]
Attention:  [_____]

Ladies and Gentlemen:

         Petrobras America, Inc. (together with any of its successors and assigns/1/, "PAI"), an affiliate of Petroleo Brasileiro S.A. - PETROBRAS ("Petrobras"), currently sells fuel oil and, in certain cases, bunker fuel, to customers in the United States, including you. In connection with certain financing transactions, Petrobras expects to enter into a Master Export Contract with Petrobras Finance Ltd., an indirect wholly owned subsidiary of Petrobras, pursuant to which Petrobras will agree to export and deliver to Petrobras Finance Ltd., for resale to end customers within and outside of the United States, fuel oil and/or bunker fuel (collectively, the "Eligible Products"). In the future, Petrobras, Petrobras Finance Ltd. or any of our respective affiliates (other than PAI, with whom we understand you have made separate arrangements regarding these matters), may from time to time sell directly to you and you may from time to time purchase Eligible Products. Such sales of Eligible Products will give rise to amounts payable by you in favor of Petrobras, Petrobras Finance Ltd. or such other affiliates (such amount, excluding amounts payable to PAI in respect of sales of Eligible Products made to you directly by PAI, the "Receivables").

         In addition, Petrobras Finance Ltd. expects to enter into a Receivables Purchase Agreement with U.S. Bank, National Association, Cayman Islands Branch (the "Trustee") on behalf of PF Export Receivables Master Trust (the "Trust") pursuant to which Petrobras Finance Ltd. will sell to the Trustee on behalf of the Trust its right, title and interest in and to certain designated receivables generated from the sale of Eligible Products (including, in certain circumstances, the Receivables). Petrobras Finance Ltd. and the Trustee will agree that, from and after the date indicated in a separate written communication sent to you by the Trustee (such date, the "Effective Date"), all Receivables should be paid by you directly to the Trustee as trustee for the benefit of the Trust at the account specified in such notice (the "Collection Account").

_________________________

/1/ To be inserted in all Notice and Consents executed after the Closing Date.

                 Exhibit A-1 to Receivables Purchase Agreement

                                     A-1-2

         Accordingly, in consideration of your ongoing sales relationship with our affiliates and us, you are hereby authorized and directed from and after the Effective Date to pay or cause to be paid all amounts in respect of Receivables otherwise due to Petrobras Finance Ltd. or any of our affiliates, including Petrobras, (but other than PAI), to the Collection Account or such other account or accounts at such other bank or banks as are designated in writing to you from time to time by the Trustee, in each case in U.S. Dollars (the "Payment Instructions"). The Payment Instructions may not be changed except pursuant to an express written instruction to you executed by the Trustee.

         By your signature below, you agree to make such payments in accordance with the Payment Instructions. By executing and delivering this notice and consent, you further confirm to the Trustee that you have not received any prior notice of any other sale, pledge or other assignment of, or any lien or encumbrance upon the Receivables and have not previously agreed to make payments in respect of the Receivables to any party except pursuant to arrangements that have been revoked or released by the parties hereto. It is understood and agreed that this notice and consent shall supersede all other payment instructions from Petrobras, Petrobras Finance Ltd. or any of our respective affiliates (other than PAI, who, we understand, has provided separate payment instructions), to you with respect to the Receivables.

         Please note that, except as specified herein, neither this notice and consent nor the sale of the Receivables to the Trustee on behalf of the Trust will in any way alter your business relationship with us. Any seller of Eligible Products to you will be responsible for the performance of its obligations to you and neither the Trustee nor the beneficiaries of the Trust shall have any liability in respect of any such obligation. In particular, payments with respect to products other than Eligible Products will continue to be made in accordance with our customary practice. This notice and consent shall be binding upon you and your successors and assigns and is for the benefit of the Trustee for the benefit of the beneficiaries of the Trust. Except as expressly provided herein with respect to payments, nothing in this notice and consent shall be construed as creating or implying any obligation (other than any that may exist independently of this notice and consent) on your part as purchaser of Eligible Products from Petrobras Finance Ltd. or its affiliates.

         This notice and consent shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles thereof relating to conflicts of law except Section 5-1401 of the New York General Obligations Law.

                 Exhibit A-1 to Receivables Purchase Agreement

                                     A-1-3

         Please acknowledge your receipt of this notice and consent and your agreement to comply with the terms specified above where indicated below.

                                      Very truly yours,

                                      Petroleo Brasileiro S.A. - PETROBRAS



                                      By:_______________________________________
                                         Name:
                                         Title:


                                      Petrobras Finance Ltd.



                                      By:_______________________________________
                                         Name:
                                         Title:



AGREED AND ACKNOWLEDGED:

[Specified Buyer]

By __________________________
   Name:
   Title:

U.S. Bank, National Association, Cayman Islands Branch, on behalf of PF Export Receivables Master Trust

By __________________________
   Name:
   Title:

                 Exhibit A-1 to Receivables Purchase Agreement

                                                                     Exhibit A-2
                                           to the Receivables Purchase Agreement

                     FORM OF NOTICE AND CONSENT TO SPECIFIED
                       BUYERS OF ELIGIBLE PRODUCTS SOLD BY
             PETROBRAS FINANCE LTD. AND AFFILIATES OUTSIDE THE U.S.

                                                                          [Date]


[Specified Buyer]
[Address]
Attention:  [_____]

Ladies and Gentlemen:

         In connection with certain financing transactions, Petroleo Brasileiro S.A. - PETROBRAS (together with any of its successors and assigns/2/, "Petrobras") expects to enter into a Master Export Contract with Petrobras Finance Ltd., an indirect wholly owned subsidiary of Petrobras, pursuant to which Petrobras will agree to export and deliver to Petrobras Finance, for resale to end customers, fuel oil and/or bunker fuel (collectively, the "Eligible Products"). Accordingly, in the future, Petrobras Finance Ltd. or any of its affiliates, including Petrobras, may from time to time sell to you and you may from time to time purchase Eligible Products. Such sales of Eligible Products will give rise to amounts payable by you in favor of Petrobras Finance Ltd. or such affiliates (such amounts, the "Receivables").

         In addition, Petrobras Finance Ltd. expects to enter into a Receivables Purchase Agreement with U.S. Bank, National Association, Cayman Islands Branch (the "Trustee") on behalf of PF Export Receivables Master Trust (the "Trust") pursuant to which Petrobras Finance Ltd. will sell to the Trustee on behalf of the Trust its right, title and interest in and to certain designated receivables generated from the sale of Eligible Products (including, in certain circumstances, the Receivables). Petrobras Finance Ltd. and the Trustee will agree that, from and after the date indicated in a separate written communication sent to you by the Trustee (such date, the "Effective Date"), all Receivables should be paid by you directly to the Trustee as trustee for the benefit of the Trust at the account specified in such notice (the "Collection Account").

         Accordingly, in consideration of our ongoing sales relationship, you are hereby authorized and directed from and after the Effective Date to pay or cause to be paid all amounts in respect of Receivables otherwise due to Petrobras Finance Ltd. or any of our affiliates, including Petrobras, to the Collection Account or such other account or accounts at such other

________________________

/2/ To be inserted in all Notice and Consents executed after the Closing Date.

                 Exhibit A-2 to Receivables Purchase Agreement

                                     A-2-2

bank or banks as are designated in writing to you from time to time by the Trustee, in each case in U.S. Dollars (the "Payment Instructions"). The Payment Instructions may not be changed except pursuant to an express written instruction to you executed by the Trustee.

     By your signature below, you agree to make such payments in accordance with the Payment Instructions. By executing and delivering this notice and consent, you further confirm to the Trustee that you have not received any prior notice of any other sale, pledge or other assignment of, or any lien or encumbrance upon the Receivables and have not previously agreed to make payments in respect of the Receivables to any party except pursuant to arrangements that have been revoked or released by the parties hereto. It is understood and agreed that this notice and consent shall supersede all other payment instructions from Petrobras Finance Ltd. or any of its affiliates, including Petrobras, to you with respect to the Receivables.

     Please note that, except as specified herein, neither this notice and consent nor the sale of the Receivables to the Trustee on behalf of the Trust will in any way alter your business relationship with us. Any seller of Eligible Products to you will be responsible for the performance of its obligations to you and neither the Trustee nor the beneficiaries of the Trust shall have any liability in respect of any such obligations. In particular, payments with respect to products other than Eligible Products will continue to be made in accordance with our customary practice. This notice and consent shall be binding upon you and your successors and assigns and is for the benefit of the Trustee for the benefit of the beneficiaries of the Trust. Except as expressly provided herein with respect to payments, nothing in this notice and consent shall be construed as creating or implying any obligation (other than any that may exist independently of this notice and consent) on your part as purchaser of Eligible Products from Petrobras Finance Ltd. or its affiliates.

     This notice and consent shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles thereof relating to conflicts of law except Section 5-1401 of the New York General Obligations Law.

                 Exhibit A-2 to Receivables Purchase Agreement

                                     A-2-3

     Please acknowledge your receipt of this notice and consent and your agreement to comply with the terms specified above where indicated below.

                                      Very truly yours,

                                      Petroleo Brasileiro S.A. - PETROBRAS


                                      By:_______________________________________
                                         Name:
                                         Title:


                                      Petrobras Finance Ltd.


                                      By _______________________________________
                                         Name:
                                         Title:


AGREED AND ACKNOWLEDGED:

[Specified Buyer]

By __________________________
   Name:
   Title:

U.S. Bank, Cayman Islands Branch,
on behalf of PF Export Receivables Master Trust

By __________________________
   Name:
   Title:

                  Exhibit A-2 to Receivables Purchase Agreement

                                                                     Exhibit A-3
                                           to the Receivables Purchase Agreement

                     FORM OF NOTICE AND CONSENT TO SPECIFIED
                       BUYERS OF ELIGIBLE PRODUCTS SOLD BY
                       PETROBRAS AMERICA, INC. IN THE U.S.

                                                                          [Date]

[Specified Buyer]
[Address]
Attention:  [_____]

Ladies and Gentlemen:

     Petrobras America, Inc. (together with any of its successors and assigns/3/ the "U.S. Seller") may from time to time sell to you, and you may from time to time purchase, fuel oil and/or bunker fuel (collectively, "Eligible Products"). Sales of these Eligible Products will give rise to amounts payable by you in favor of us (such amounts, the "Receivables").

     In connection with certain financing transactions, we expect to enter into a Product Sale Agreement with Petrobras Finance Ltd., an indirect wholly owned subsidiary of Petroleo Brasileiro S.A.-PETROBRAS ("Petrobras"), pursuant to which Petrobras Finance Ltd. may sell to us, for resale to end customers, certain Eligible Products. In addition, Petrobras Finance Ltd. expects to enter into a Receivables Purchase Agreement with U.S. Bank, National Association, Cayman Islands Branch (the "Trustee") on behalf of PF Export Receivables Master Trust (the "Trust") pursuant to which Petrobras Finance Ltd. will sell to the Trustee on behalf of the Trust its right, title and interest in and to certain designated receivables generated from the sale of Eligible Products to us. In the Product Sale Agreement we and Petrobras Finance Ltd. will also agree that, from and after the date indicated in a separate written communication sent to you by the Trustee (such date, the "Effective Date"), the Receivables should be paid by you directly to the account specified by the Trustee in such notice (the "U.S. Seller Account").

     Accordingly, in consideration of our ongoing sales relationship, you are hereby authorized and directed from and after the Effective Date to pay or cause to be paid all amounts in respect of Receivables otherwise due to us to the U.S. Seller Account or such other account or accounts at such other bank or banks as are designated in writing to you from time to time by the Trustee, in each case in U.S. Dollars (the "Payment Instructions"). The Payment Instructions may not be changed except pursuant to an express written instruction to you executed by the Trustee.

----------------------

/3/ To be inserted in all Notice and Consents executed after the Closing Date.

                  Exhibit A-3 to Receivables Purchase Agreement

                                     A-3-2

     By your signature below, you agree to make such payments in accordance with the Payment Instructions. By executing and delivering this notice and consent, you further confirm to the Trustee that you have not received any prior notice of any other sale, pledge or other assignment of, or any lien or encumbrance upon the Receivables and have not previously agreed to make payments in respect of the Receivables to any party except pursuant to arrangements that have been revoked or released by the parties hereto. It is understood and agreed that this notice and consent shall supersede all other payment instructions from us to you with respect to the Receivables.

     Please note that, except as specified herein, this notice and consent will not in any way alter your business relationship with us. We will remain responsible for the performance of our obligations to you and neither the Trustee nor the beneficiaries of the Trust shall have any liability in respect of any such obligation. In particular, payments with respect to products other than Eligible Products will continue to be made in accordance with our customary practice. This notice and consent shall be binding upon you and your successors and assigns and is for the benefit of the Trustee for the benefit of the beneficiaries of the Trust. Except as expressly provided herein with respect to payments, nothing in this notice and consent shall be construed as creating or implying any obligation (other than any that may exist independently of this notice and consent) on your part as purchaser of Eligible Products from us.

     We understand that you will also have been sent a similar letter providing separate payment instructions with respect to any sales of Eligible Products that may be made to you directly by Petrobras, Petrobras Finance Ltd. or any of their respective affiliates (other than us).

     This notice and consent shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles thereof relating to conflicts of law except Section 5-1401 of the New York General Obligations Law.

                 Exhibit A-3 to Receivables Purchase Agreement

                                     A-3-3

     Please acknowledge your receipt of this notice and your agreement to comply with the terms specified above where indicated below.

                                      Very truly yours,

                                      Petrobras America, Inc.

                                      By:_______________________________________
                                         Name:
                                         Title:


AGREED AND ACKNOWLEDGED:

[Specified Buyer]


By __________________________
   Name:
   Title:

U.S. Bank, National Association, Cayman Islands Branch, on behalf of PF Export Receivables Master Trust

By __________________________
   Name:
   Title:

                 Exhibit A-3 to Receivables Purchase Agreement

                                                                       Exhibit B
                                           to the Receivables Purchase Agreement

                            BUYER MODIFICATION NOTICE

                                                                          [Date]

U.S. Bank, National Association, Cayman Islands Branch



Ladies and Gentlemen:

     Reference is made to that certain Receivables Purchase Agreement dated as of December [__], 2001 (the "Receivables Purchase Agreement"), between and among Petrobras Finance Ltd. ("Petrobras Finance") and U.S. Bank, National Association, Cayman Islands Branch in its capacity as trustee of the PF Export Receivables Master Trust (the "Trustee") and Petroleo Brasileiro S.A. - PETROBRAS ("Petrobras"). Capitalized terms used herein not otherwise defined shall have the meanings set forth in the Receivables Purchase Agreement.

     The undersigned, [Authorized Officer], as [    ] of Petrobras Finance, does
hereby notify the Trustee, pursuant to Section 6.01 of the Receivables Purchase Agreement, of the following addition or other modification to the list of customers that are Specified Buyers:

     1. As of the Buyer Modification Date, [Buyer] is hereby added as a Specified Buyer.

     2.   The date on which the foregoing modification shall take effect (the
"Buyer Modification Date") is [    ].

     3. Attached hereto is [(i) a fully-executed copy of the Notice and Consent sent to, and executed by, [Specified Buyer]/4/.

                                      Very truly yours,

                                      Petrobras Finance Ltd.

                                      By:_______________________________________
                                         Name:
                                         Title:

-------------------

/4/ To be used to add a specified Buyer.

                Exhibit B to the Receivables Purchase Agreement
6

                                                                       Exhibit C
                                           to the Receivables Purchase Agreement

                            INITIAL SPECIFIED BUYERS

Notice and Consent Agreements from Specified Buyers of Petrobras America, Inc.

     1.   Fuel and Marine Marketing LLC
     2.   Glencore Ltd.
     3.   Koch Petroleum Group LP
     4.   Novarco Ltd.
     5.   Tosco
     6.   Trafigua A.G.
     7.   Veka Oil Supply & Trading, Inc.
     8.   Vitol S.A., Inc.


Notice and Consent Agreements from Specified Buyers of Petrobras Finance Ltd.

     1.   CSAV - Compania Sudamericana de Vapores
     2.   Fuel and Marine Marketing LLC
     3.   Koch Petroleum Group LP
     4.   P&O Nedlloyd B.V.
     5.   Tosco Corporation
     6.   Tragigura A.G.
     7.   Tramp Oil Ltd.
     8.   Veka Oil Supply and Trading, Inc.
     9.   Vitol Asia Pte Ltd.
     10.  Vito S.A., Inc.
     11.  Westport Petroleum Inc.

                Exhibit C to the Receivables Purchase Agreement

                                                                       Exhibit D
                                           to the Receivables Purchase Agreement

                            FORM OF BUYER INSTRUCTION

     This is to notify you that we have entered into a Receivables Purchase Agreement with U.S. Bank, National Association, Cayman Islands Branch, as trustee (the "Trustee") of the PF Export Receivables Master Trust pursuant to which all amounts due and owing by you to us [hereunder] [under the attached invoice] has been sold, transferred and assigned absolutely (and not by way of charge) to the Trustee. Accordingly, please pay all amounts due hereunder to the Trustee at [ACCOUNT DETAILS] or at such other location as may be notified to you in writing by the Trustee. Please note that we will still be responsible for the performance of our obligations to you and the Trustee will not have any obligations with respect to these obligations.

[DATED THIS            DAY OF                  ]

FOR AND ON BEHALF OF PETROBRAS FINANCE LTD.

                Exhibit D to the Receivables Purchase Agreement

                                                                       Exhibit E
                                           to the Receivables Purchase Agreement

                                    GUARANTY

     This GUARANTY (this "Guaranty"), dated as of [_______], made by Petroleo Brasileiro S.A. - PETROBRAS, a mixed capital company organized and existing under the laws of Brazil (the "Guarantor") in favor of Petrobras Finance Ltd., an exempted company incorporated with limited liability organized and existing under the laws of the Cayman Islands (together with its successors and assigns, "Petrobras Finance").

                              W I T N E S S E T H:

     For good and valuable consideration, the sufficiency of which is hereby acknowledged, the Guarantor grants this guaranty pursuant to Section 4.01(w) of the Receivables Purchase Agreement dated December 21, 2001 between Petrobras, Petrobras Finance and U.S. Bank, National Association, Cayman Islands Branch (the "Trustee").

     The Guarantor hereby unconditionally guarantees to Petrobras Finance and the Trustee the prompt payment (whether at stated maturity, by acceleration or otherwise) of amounts payable to it by all Affiliates of the Guarantor (including the U.S. Seller) in respect of all Receivables owed by such Affiliates (hereinafter the "Guaranteed Obligations"). The Guarantor agrees that this Guaranty is a guaranty of payment and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by: (i) the genuineness, validity, regularity, enforceability or any future amendment of, or change in this Guaranty, any Transaction Document, any Receivable, or any other agreement, document or instrument to which Petrobras Finance and/or the Guarantor is or may become a party; (ii) the absence of any action to enforce this Guaranty, any Receivable or any Transaction Document or the waiver or consent by the Trustee and/or Petrobras Finance with respect to any of the provisions thereof; (iii) the existence, value or condition of, or failure to perfect any lien over the Guaranteed Obligations or any action, or the absence of any action, by the Trustee in respect thereof (including, without limitation, the release of any such security); (iv) the insolvency of Petrobras Finance or any of its Affiliates; or (v) any other action or circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

     The Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Guaranteed Obligations. The Guarantor agrees, upon the written request of the Trustee or Petrobras Finance, to execute and deliver to the Trustee or Petrobras Finance, from time to time, any additional instruments or documents reasonably considered necessary by the Trustee or Petrobras Finance to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

     Capitalized terms used herein shall have the meanings assigned to them in the Amended and Restated Trust Deed dated December 21, 2001, unless otherwise defined herein.

     THE PROVISIONS OF THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                Exhibit E to the Receivables Purchase Agreement

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first above written.

                                      Petroleo Brasileiro S.A. - PETROBRAS


                                      By:_______________________________________
                                         Name:
                                         Title:


                Exhibit E to the Receivables Purchase Agreement